UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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InPlay Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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TO THE STOCKHOLDERS OF INPLAY TECHNOLOGIES, INC.
Fellow Stockholders:
You are invited to attend the 2008 Annual Meeting of Stockholders (“Annual Meeting”) of InPlay Technologies, Inc. at our corporate offices, 13845 North Northsight Boulevard, Scottsdale, Arizona on Friday, December 19, 2008 at 10:30 a.m. local time.
Information on the business to be conducted at the Annual Meeting is provided in the attached Notice of Annual Meeting and Proxy Statement. In addition, our management team will be providing an update on our operations and strategy, and there will be demonstrations of new developments using our patented digital pen and touch technologies.
Your vote is important. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE MARK, SIGN, AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE OR USE ONE OF THE ALTERNATIVE VOTING METHODS TO ENSURE THAT YOUR VOTE IS COUNTED. You may still attend the Annual Meeting, and may change your vote in person if you wish to do so, even if you have previously submitted your proxy.
On behalf of our Board of Directors, we appreciate your continued support of our company and look forward to seeing you at the Annual Meeting.
Sincerely,

Steven P. Hanson
Chairman

InPlay Technologies, Inc.
13845 North Northsight Boulevard
Scottsdale, Arizona 85260
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on December 19, 2008
The Annual Meeting of Stockholders of InPlay Technologies, Inc., a Nevada corporation, will be held on Friday, December 19, 2008, at 10:30 a.m., local time, at our corporate headquarters, 13845 North Northsight Boulevard, Scottsdale, Arizona 85260, for the following purposes:
1. To elect two directors, each to serve for a three-year term expiring in 2011.
2. To approve an amendment to our 2005 Stock Award Plan to increase the number of shares of our common stock reserved for issuance under the plan from 1,000,000 shares to 2,000,000 shares plus (i) the number of shares with respect to which awards previously granted under our 1997, 1999, and 2000 stock option plans that terminate without the issuance of the shares or where the shares are forfeited or repurchased; (ii) any shares available for grant in the share reserve for the 1997, 1999, and 2000 stock option plans as of the date this proposal is approved by the stockholders; (iii) with respect to awards granted under the plans, the number of shares which are not issued as a result of the award being settled for cash or otherwise not issued in connection with the exercise or payment of the award; and (iv) the number of shares that are surrendered or withheld in payment of exercise price of any award or any tax withholding requirements in connection with any award granted under the existing plans.
3. To transact such other business as may properly come before the meeting or any adjournment thereof.
Enclosed is a proxy statement that contains more information including how to attend the meeting and different methods you can use to vote.
Only stockholders of record at the close of business on November 10, 2008 are entitled to receive notice of and to vote at this meeting or any adjournments or postponements of the meeting. The list of stockholders entitled to vote at this meeting will be available for examination by any stockholder at our offices at 13845 N. Northsight Blvd., Scottsdale, Arizona 85260, at least ten days before the meeting.

By order of the Board of Directors,

Steven P. Hanson
Chairman

November 18, 2008
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE OR USE ONE OF THE ALTERNATE VOTING METHODS TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING AND WISH TO CHANGE YOUR VOTE, YOU MAY DO SO BY VOTING AT THE MEETING. PLEASE NOTE THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK, OR OTHER NOMINEE, YOU WILL NEED TO OBTAIN FROM THAT RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

InPlay Technologies, Inc.
13845 North Northsight Boulevard
Scottsdale, Arizona 85260

PROXY STATEMENT

VOTING AND OTHER MATTERS
General
The enclosed proxy is solicited on behalf of InPlay Technologies, Inc., a Nevada corporation, by our Board of Directors for use at the 2008 Annual Meeting of Stockholders to be held at 10:30 a.m., local time, on Friday, December 19, 2008, or at any adjournment or postponements thereof, for the purposes set forth in this proxy statement and in the accompanying notice. The meeting will be held at our corporate headquarters at 13845 North Northsight Boulevard, Scottsdale, Arizona 85260.
This proxy statement and the accompanying form of proxy were first mailed on or about November 19, 2008 to all stockholders entitled to vote at the meeting.
Stockholders Entitled to Vote
Holders of shares of our common stock at the close of business on November 10, 2008, which we have set as the record date, are entitled to notice of and to vote at the meeting and at any and all adjournments or postponements of the meeting. On the record date, there were issued and outstanding 11,622,568 shares of our common stock. Each holder of our common stock voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting. The presence, in person or by proxy, of the holders of not less than one-third of the total number of shares of common stock entitled to vote at the meeting constitutes a quorum for the transaction of business at the meeting.
Who May Attend the Meeting
If you are a stockholder of record, which means you hold your shares of our common stock in your name, you may attend the meeting. If you own shares in the name of a bank, broker, or other holder of record, you will need to ask your broker or bank for a copy of the proxy they received from us to attend the meeting.
How to Vote
If you are a stockholder of record, you may vote by mail or in person. To vote by mail, sign, date, and return your proxy card in the enclosed postage-paid envelope.
All stockholders may vote in person at the meeting (unless they are street name holders without a legal proxy). If your shares are held in street name, you will receive instructions from the holder of record that you must follow for your shares to be voted. Telephone and Internet voting may also be offered to stockholders owning shares through most banks and brokers.
Voting Choices
When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted “for” the election of the director nominees set forth in this proxy statement and “for” the approval of the amendments to our 2005 Stock Award Plan.

Revocability of Proxies
You may change your vote at any time before the proxy is exercised. You may revoke your proxy by (i) delivering a later-dated proxy, (ii) giving written notice to us, or (iii) attending the meeting and voting in person.
How Votes are Counted
An inspector of election will be appointed for the meeting. The inspector of election will determine whether or not a quorum is present and will tabulate votes cast by proxy or in person at the meeting. If you have returned valid proxy instructions or attend the meeting in person, your shares of common stock will be counted for the purpose of determining whether there is a quorum. The election inspector will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.
Cost of this Proxy Solicitation
We will pay the cost of this proxy solicitation, including the charges and expenses of brokerage firms and others who forward solicitation material to beneficial owners of our common stock. We will solicit proxies by mail. Proxies may also be solicited by certain of our directors and officers by personal interview, telephone, or e-mail without additional compensation.
Annual Report and Other Matters
Our Annual Report to Stockholders on Form 10-KSB for the year ended December 31, 2007 and Quarterly Report on Form 10-Q for the period ended September 30, 2008, are included with this mailing of the notice and proxy statement to all stockholders entitled to notice of and to vote at the meeting. The Annual Report and Quarterly Report are not incorporated into this proxy statement and are not considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended. The information contained in the “Audit Committee Report” below shall not be deemed “filed” with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.
We will provide upon request, without charge to each stockholder of record as of the record date, a copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007, as filed with the SEC. Our Form 10-KSB is also available on our website, www.inplaytechnologies.com. Any exhibits listed in the Form 10-KSB report also will be furnished upon request at the actual expense incurred by us in furnishing such exhibits. Any such requests should be directed to our corporate secretary at our executive offices set forth in this proxy statement.
WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?
Proposal 1: Election of Directors
Assuming that a quorum is present, the two nominees for director who receive the most “for” votes of our common stock present in person or by proxy at the meeting and entitled to vote (a plurality) will be elected directors. There will be no cumulative voting in the election of directors.
Proposal 2: Approval of the Amendments to our 2005 Stock Award Plan
Assuming that a quorum is present, the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the meeting and entitled to vote is required to approve the amendments to our 2005 Stock Award Plan.
WHO SHOULD I CONTACT IF I HAVE QUESTIONS?
If you have questions about the Annual Meeting or voting, please contact Heather Beshears, Vice President, Corporate Communications, at (480) 586-3357 or by e-mail at heather@inplaytechnologies.com.

PROPOSALS
PROPOSAL NO. 1 – ELECTION OF DIRECTORS
Nominees
Our articles of incorporation and bylaws provide that the number of directors shall be fixed from time to time by resolution of our Board of Directors. Presently, the number of directors is fixed at six and that number of directors is divided into three classes, with one class standing for election each year for a three-year term. Each director elected will hold office for three years or until his successor is elected and qualified. If any director resigns or otherwise is unable to complete his term of office, our Board of Directors may elect another director for the remainder of the resigning director’s term.
Our Board of Directors has nominated the following individuals for election as Class 1 Directors for a three-year term expiring in 2011 or until their respective successors have been elected and qualified:
Dino D. Farfante
P. Robert Moya
Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named above. These nominees are currently serving on our Board of Directors. The nominees have agreed to be named in this proxy statement and to serve if elected. Information regarding the nominees is listed below.
We know of no reason why the nominees would not be able to serve. However, if the nominees are unable or decline to serve as directors at the time of the meeting, the proxies will be voted for any nominee designated by our current Board of Directors to fill the vacancy.
The Board of Directors recommends a vote FOR the election of the nominees named herein.
The following table sets forth certain information regarding our directors.

		Director
Name	Age	Since	Principal Occupation and Other Information

Dino D. Farfante	46	2007
Mr. Farfante is President and Chief Operating Officer for American Barcode and RFID, Inc. (AB&R), a provider of automatic identification and data collection solutions for the manufacturing, healthcare, and distribution markets. Before joining AB&R in 2006, Mr. Farfante consulted for various companies developing go-to-market strategies. Prior to that Mr. Farfante was President of Insight Direct Worldwide, a wholly-owned subsidiary of Insight Enterprises, Inc. He joined Insight in 1996, serving in a progression of senior management positions during his nine-year tenure with the Fortune 1000 company. Mr. Farfante began his career at Merisel, Inc., a Fortune 500 worldwide hardware and software technology distributor. Mr. Farfante holds a B.S. in computer engineering from the University of Florida.

		Director
Name	Age	Since	Principal Occupation and Other Information

P. Robert Moya	64	2005
Mr. Moya is an Executive Vice President, General Counsel and Secretary of Apollo Group, Inc. and also serves as Of Counsel to Quarles & Brady LLP. From 2002 through 2004, Mr. Moya served as Executive Vice President and General Counsel of Insight Enterprises, Inc. He was also designated Insight’s Chief Administrative Officer in 2003. Prior to joining Insight, Mr. Moya served as a partner in the Phoenix, Arizona office of Quarles & Brady LLP where he specialized in corporate and securities law and mergers/acquisitions for middle-market and emerging growth companies. He also served as a member of Quarles & Brady’s National Executive Committee and Arizona Management Committee and as Co-Chairman of the Corporate and Securities Law Group. Between 2003 and 2007, he served on the board of PlusNet plc, one of the U.K.’s leading Internet providers. From 2000 until 2005, he also served on the board of BIGe Realestate, Inc. which provides software and services relating to the management of real property. Mr. Moya served two years as chairman of the securities law section of the State Bar of Arizona and one year as chairman of the law practice management section. He is a member of the American Bar Association and the Hispanic Bar Association. Mr. Moya received an A.B. in History from Princeton University and has a J.D. degree from Stanford Law School.

John W. Hail	78	1999
From 1988 to 2006, Mr. Hail served as Chief Executive Officer and Chairman of the Board of Directors of AMS Health Services, Inc., a publicly-held provider of health and beauty products. Mr. Hail also serves on the Board of Directors of Pre-Paid Legal Services, Inc., a publicly-held company engaged in the sale of legal services contracts. Mr. Hail received an honorary doctorate degree from Oklahoma City University.

William E. Peelle	59	1999
Mr. Peelle founded Peelle Law Offices Co. in 1977 and has practiced law and represented a number of businesses since 1975. Mr. Peelle has also served as the elected prosecuting attorney of Clinton County, Ohio, since 1993. Mr. Peelle has served as counsel or as a member of the board of several community organizations. Mr. Peelle received his J.D. degree from Ohio Northern University and has a B.S. degree in Business Administration from Ohio State University.

		Director
Name	Age	Since	Principal Occupation and Other Information

Steven P. Hanson	60	2004
Mr. Hanson served as Chief Executive Officer of our company from June 2007 to November 2008, Chairman since April 2005, and as a Director since July 2004. Mr. Hanson has served as a partner at Southwest Value Acquisitions, a private equity firm, since September 2004. From 2003 to 2007, Mr. Hanson served as a partner at Knowledge Capital Alliance, a consulting firm in leadership development and organizational performance. Mr. Hanson has over 32 years of senior executive experience in the high technology industry, including 28 years at Motorola and three years as President and Chief Executive Officer of ON Semiconductor. Mr. Hanson holds a BSEE degree from the College of Engineering at Arizona State University. Mr. Hanson also serves as a director for Vitesse Semiconductor Corporation (Pink Sheets: VTSS).

Van H. Potter	50	2008
Mr. Potter has served as our Chief Executive Officer since November 2008. Mr. Potter served as our President and Chief Operating Officer since September 2008. Prior to his employment with us, Mr. Potter served as Vice President, Business Development of Pixtronix, an emerging provider of portable display technologies. Previously, Mr. Potter served as Senior Vice President of Marketing for International Display Works, which had acquired Three-Five Systems small form-factor display business. From 2002 to 2005, Mr. Potter held senior management positions with Three-Five Systems, including Senior Vice President, Electronic Manufacturing Services; Senior Vice President, Business Groups and heading up the Display Products division. From 1994 to 2002, Mr. Potter held management, marketing and new business development posts at Rogers Corp. and Durel Corp. Mr. Potter holds a B.S. in mechanical engineering from Northeastern University and an M.B.A. from Arizona State University.

Classification of our Board of Directors
Our Board of Directors is divided into three classes, with one class standing for election each year for a three-year term. At each annual meeting of stockholders, directors of a particular class will be elected for three-year terms to succeed the directors of that class whose terms are expiring. Messrs. Farfante and Moya are Class I Directors whose terms will expire at the meeting but have been nominated by our Board of Directors for re-election for a three-year term expiring 2011. Messrs. Hail and Peelle are Class II Directors whose terms will expire in 2009. Messrs. Hanson and Potter are Class III Directors whose terms will expire in 2010. There are no family relationships among any of our directors and executive officers.
Information Relating to the Board of Directors and Committees of the Board of Directors
Our Board of Directors provides general oversight for our business. It establishes policies and standards for our company and reviews management performance.

Our Board of Directors held a total of seven meetings, and committees of our Board of Directors held a total of 16 meetings, during the fiscal year ended December 31, 2007. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of our Board of Directors; and (ii) the total number of meetings held by all committees of our Board of Directors on which such director was a member. We encourage each of our directors to attend each annual meeting of stockholders. To that end, and to the extent reasonably practicable, we regularly schedule a meeting of our Board of Directors on the same day as our annual meeting of stockholders. Each of our directors serving on the Board of Directors at the time attended our 2007 Annual Meeting of Stockholders.
Interested parties may communicate with our Board of Directors or specific members of our Board of Directors, including the members of our various board committees, by submitting a letter addressed to the Board of Directors of InPlay Technologies, Inc. c/o any specified individual director or directors at the address listed herein. Any such letters are sent to the indicated directors.
Director Independence and Executive Sessions
Our Board of Directors has determined, after considering all the relevant facts and circumstances, that each of Messrs. Farfante, Hail, Moya, and Peelle is an independent director, as “independence” is defined by NASDAQ listing standards and the SEC, because they have no relationship with us that would interfere with their exercise of independent judgment in carrying out their responsibilities as a director. Messrs. Hanson and Potter serve as employee directors of our company. Mr. Hanson served on the Audit, Compensation, and Nominations and Corporate Governance Committees until his appointment as our Chief Executive Officer in June 2007. As needed, non-management directors meet in executive session without management present. Each committee of our Board of Directors is comprised entirely of independent directors.
Committees of the Board of Directors
Our Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominations and Corporate Governance Committee. Our Board of Directors has adopted charters for each of these committees describing the authority and responsibilities delegated to each committee by the Board of Directors. Our Board of Directors has also adopted a Code of Conduct and a Code of Ethics for the CEO and Senior Financial Officers. We post on our website at www.inplaytechnologies.com the charters of our Audit, Compensation, and Nominations and Corporate Governance Committees; our Code of Conduct, Code of Ethics for the CEO and Senior Financial Officers, and any amendments or waivers thereto; and any other corporate governance materials contemplated by SEC or NASDAQ regulations. These documents are also available in print to any stockholder requesting a copy in writing from our corporate secretary at our executive offices set forth in this proxy statement.
The table below provides current membership and meeting information.

Nominations and
Corporate
	Audit	Compensation	Governance
Dino D. Farfante	M	—	M
John W. Hail	C	M	M
Steven P. Hanson	—	—	—
P. Robert Moya	M	M	C
William E. Peelle	M	C	M

Fiscal Year 2007 Meetings	6	8	2

C - Chairman

M - Member

Audit Committee. The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of our company and the audits of our financial statements. The Audit Committee provides assistance to our Board of Directors with respect to its oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) the independent registered public accountant’s qualifications and independence, and (iv) the performance of our independent registered public accountants. The primary responsibilities of the Audit Committee are set forth in its charter, which is reviewed annually, and includes various matters with respect to the oversight of our company’s accounting and financial reporting process and audits of the financial statements of our company on behalf of our Board of Directors. A copy of the Audit Committee Charter is included in Appendix A.
The Audit Committee also selects the independent registered public accountants to conduct the annual audit of the financial statements of our company; reviews the proposed scope of such audit; reviews accounting and financial controls of our company with the independent registered public accountants and our financial accounting staff; and reviews and approves transactions between us and our directors, officers, and their affiliates.
The Audit Committee currently consists of Messrs. Farfante, Hail, Moya, and Peelle, each of whom is an independent director of our company under NASDAQ rules as well as under rules adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002. Our Board of Directors has determined that Mr. Hail qualifies as an “audit committee financial expert” in accordance with applicable rules and regulations of the SEC. Mr. Hail serves as the Chairman of the Audit Committee.
Compensation Committee. The purpose and responsibilities of the Compensation Committee include reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer, President, Chief Financial Officer, and Chief Technology Officer, evaluating their performance in light of those goals and objectives, and determining and approving the compensation level of our executive officers based on this evaluation. The Compensation Committee also recommends to the Board of Directors with respect to, or, as directed by the Board of Directors, determines and approves, compensation of our executive officers, and considers the grant of stock options and awards to our executive officers and other employees under our stock option and award plans. The Compensation Committee currently consists of Messrs. Hail, Moya, and Peelle, with Mr. Peelle serving as Chairman.
Nominations and Corporate Governance Committee. The purpose and responsibilities of the Nominations and Corporate Governance Committee include the identification of individuals qualified to become board members, the selection or recommendation to the Board of Directors of nominees to stand for election as directors at each election of directors, the development and recommendation to the Board of Directors of a set of corporate governance principles applicable to our company, the oversight of the selection and composition of committees of the Board of Directors, and the oversight of the evaluations of the Board of Directors and management. The Nominations and Corporate Governance Committee will consider persons recommended by stockholders for inclusion as nominees for election to our Board of Directors if the names, biographical data, and qualifications of such persons are submitted in writing in a timely manner addressed and delivered to our company’s secretary at the address listed herein. The Nominations and Corporate Governance Committee identifies and evaluates nominees for our Board of Directors, including nominees recommended by stockholders, based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the nominee would fill a present need on our Board of Directors. The Nominations and Corporate Governance Committee currently consists of Messrs. Farfante, Hail, Moya, and Peelle, with Mr. Moya serving as Chairman.
Director Compensation
Employees of our company do not receive compensation for serving as members of our Board of Directors. Directors are reimbursed for reasonable expenses incurred in attending meetings and carrying out duties as board and committee members. During fiscal 2007, all non-employee directors received a cash retainer of $3,000 per quarter and semi-annual grants of options to purchase 5,000 shares of common stock at an exercise price equal to the fair market value of our common stock on the date of the grant. For the first half of 2007, Mr. Hanson, our Chairman, received a cash retainer of $7,500 per quarter and a quarterly grant of $2,500 in restricted stock. Effective in July 2007, Mr. Hanson was appointed as our Chief Executive Officer. All non-employee directors also received $250 quarterly for each committee on which they served. Committee chairmen received $375 quarterly, other than the Audit Committee Chairman, who received $500 quarterly.
Currently, each non-employee director is paid cash fees quarterly that include both a retainer and various amounts for serving on, or chairing, committees. Beginning January 1, 2008, the amounts of cash compensation previously paid to non-employee directors will be paid 50% in cash and 50% in the form of restricted stock, to be priced on the last trading day of the 2nd month of each quarter. Effective in August 2008, the Board of Directors elected to defer compensation of our non-employee directors, subject to our company securing additional funding.

The following table provides information relating to non-employee director compensation for the fiscal year ended December 31, 2007. Mr. Hanson did not receive any compensation for service on our Board of Directors following his appointment as our Chief Executive Officer during July 2007.

	Fees Earned
	or Paid in	Stock	Option Awards
	Cash	Awards	(1) (2)	Total
Name	($)	($) (1)	($)	($)
Steven P. Hanson (3)	$16,500	$5,000	$2,723	$24,223
Dino Farfante (4)	$—	$—	$8,001	$8,001
John W. Hail (5)	$16,000	$—	$6,798	$22,798
P. Robert Moya (6)	$15,500	$—	$6,798	$22,298
William E. Peelle (7)	$15,500	$—	$6,798	$22,298
Jack Saltich (8)	$—	$—	$8,001	$8,001
Michael A. Van Zeeland (9)	$3,000	$—	$—	$3,000

(1)
Represents value of option awards vested in 2007 calculated in accordance with the fair value recognition provisions of Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment (“SFAS 123R”), and charged to our company’s operations in 2007. For further details, including our company’s assumptions in calculating the fair value, please see Note 3, Summary of Significant Accounting Principles, and Note 10, Stock Option Plans, to the Consolidated Financial Statements included in our Form 10-KSB for the year ended December 31, 2007.

(2)
Options to purchase 5,000 shares of our common stock were granted to Messrs. Hail, Hanson, Moya, and Peelle on May 1, 2007 at an exercise price of $0.97 and to Messrs. Hail, Moya, and Peelle on December 3, 2007 at an exercise price of $1.39. Options to purchase 10,000 shares of our common stock were granted to Messrs. Farfante and Saltich on November 26, 2007 at an exercise price of $1.36. Prices represent the fair market value of our common stock on each of the grant dates.

(3)	As of December 31, 2007, Mr. Hanson held 7,626 shares of restricted stock and options to purchase 40,000 shares of our common stock.

(4)	As of December 31, 2007, Mr. Farfante held options to purchase 10,000 shares of our common stock.

(5)	As of December 31, 2007, Mr. Hail held options to purchase 85,000 shares of our common stock.

(6)	As of December 31, 2007, Mr. Moya held options to purchase 40,000 shares of our common stock.

(7)	As of December 31, 2007, Mr. Peelle held options to purchase 85,000 shares of our common stock.

(8)	As of December 31, 2007, Mr. Saltich held options to purchase 10,000 shares of our common stock. Mr. Saltich resigned from our Board of Directors effective August 18, 2008.

(9)	As of December 31, 2007, Dr. Michael Van Zeeland held options to purchase 55,000 shares of our common stock. Dr. Van Zeeland resigned from our Board of Directors effective April 4, 2007.

EXECUTIVE COMPENSATION
Summary Compensation Table
The table below sets forth total compensation earned for services in all capacities to our company for the fiscal year ended December 31, 2007 and 2006 by our Chief Executive Officer, former Chief Executive Officer, and two other executive officers as of December 31, 2007, whose total annual salary and bonus exceeded $100,000 during fiscal 2007.

			Non-Equity
			Incentive Plan		Option	All Other
		Salary	Compensation		Awards ($)	Compensation		Total
Name and Principal Position	Year	($)	($)		(10)	($)		($)
Steven P. Hanson, Chairman and Chief Executive Officer (1)	2007	$98,462	$—		$—	$43	(2)	$98,505

Ramesh G. Ramchandani,	2007	$179,808	$—		$45,185	$6,026	(4)	$231,019
President and Chief Operating Officer (3)	2006	$6,346	$—		$13,540	$—		$19,886

Mark R. Sokolowski, Chief Financial Officer and Treasurer (5)	2007	$38,077	$50,000	(6)	$9,287	$—		$97,364

Robert J. Brilon, former Chief	2007	$156,115	$250,000	(8)	$—	$701,931	(9)	$1,108,046
Executive Officer, former Chief Financial Officer (7)	2006	$270,600	$79,338	(8)	$—	$29,032	(9)	$378,970

(1)
Mr. Hanson was appointed Chief Executive Officer effective June 28, 2007. Mr. Hanson announced his resignation as our Chief Executive Officer during November 2008, but will remain as our Chairman. During November 2008, Mr. Potter was appointed out Chief Executive Officer. Mr. Potter served as our President and Chief Operating Officer beginning September 2008.

(2)	Other compensation relates to premiums paid for disability insurance.

(3)	Mr. Ramchandani was promoted to President and Chief Operating Officer on June 24, 2007. Mr. Ramchandani resigned from our company effective August 22, 2008.

(4)	Other compensation includes matching contributions to our company’s Simple IRA, medical insurance premiums, premiums paid for disability, and life insurance.

(5)	Mr. Sokolowski was named Chief Financial Officer on October 8, 2007.

(6)	Non-Equity incentive plan compensation includes a $50,000 sign-on incentive.

(7)	Mr. Brilon resigned as Chief Executive Officer, President, Chief Financial Officer, Secretary and Treasurer and as a Director effective June 27, 2007.

(8)
In 2007, Mr. Brilon received a $250,000 incentive bonus paid as part of his termination agreement. For 2006, a $79,338 bonus was paid related to his achievement during fiscal 2006 of performance standards and objectives set by the Compensation Committee.

(9)
All other compensation for Mr. Brilon in 2007 includes (a) approximately $541,200, which is equal to two times his current gross annual salary as a severance benefit, to be paid to Mr. Brilon over a two-year period in equal installments; (b) approximately $128,928 representing Mr. Brilon’s unpaid accrued vacation benefits; (c) approximately $6,660 representing one-half of the remaining amount due under the automobile leased by us and Mr. Brilon; (d) $5,706 for Mr. Brilon’s and his family’s medical and dental insurance premiums; (e) $7,200 for matching contributions to the Company’s Simple IRA; and (f) $12,237 for an automobile allowance, medical insurance premiums, premiums paid for disability and life insurance, and club dues. All other compensation for Mr. Brilon in 2006 includes (i) $10,000 for matching contributions to the Company’s Simple IRA; (ii) $9,989 for an automobile allowance; (iii) $9,043 for medical insurance premiums, premiums paid for disability and life insurance, and club dues.

(10)	Option awards represent the fair value of option awards granted, computed in accordance with SFAS 123R.

Employment and Separation Agreements
Van H. Potter
During September 2008, we entered into an employment agreement with Mr. Potter to serve as our President and Chief Operating Officer. During November 2008, upon the resignation of Mr. Hanson as our Chief Executive Officer, we appointed Mr. Potter as our Chief Executive Officer. Under the agreement and effective upon Mr. Potter’s appointment as our Chief Executive Officer, we will pay Mr. Potter a base salary of $250,000. Mr. Potter agreed to defer the first $75,000 of his base salary until such time as we received equity funding of at least $3.0 million. Mr. Potter’s base salary will be reviewed annually by the Compensation Committee. Beginning in fiscal year 2009, and in the discretion of the Compensation Committee, Mr. Potter will be eligible to receive an annual bonus in an amount up to his base salary. In addition, we granted Mr. Potter options to purchase 200,000 shares of our common stock at an exercise price per share of $0.22. One-third of the options vest on each of March 22, 2009, 2010, and 2011. The vesting of all such options will accelerate and become exercisable upon a change of control of our company. The agreement provides vacation benefits, reimbursement of business expenses, and the right to participate in company-wide benefits including any benefit plans available to similarly situated employees. We and Mr. Potter may each terminate his employment at any time. If we terminate Mr. Potter’s employment for “cause,” if he terminates his employment with us, or if his employment terminates as a result of his death, we will pay Mr. Potter his base salary through the date of termination or death. If we terminate his employment without “cause,” we will pay Mr. Potter (a) his base salary through the date of termination, (b) his base salary for a 12-month period following termination, and (c) COBRA premiums for a 12-month period. Mr. Potter will receive these same benefits in the event Mr. Potter’s employment is terminated for any reason other than “cause” during the 12-month period following a change of control of our company, as well as any incentive compensation determined by the Compensation Committee based on his performance and achievement of goals as of the effective date of the change of control. The agreement also contains provisions that restrict Mr. Potter from using confidential information, competing with our company, or otherwise soliciting our customers and employees.
Mark R. Sokolowski
During April 2008, we entered into a Change in Control Severance Agreement with Mr. Sokolowski. Under the Agreement, upon a change of control or at any time during the twelve months following a change in control, Mr. Sokolowski’s employment with the Company is terminated for any reason other than for “cause” or by Mr. Sokolowski for “good reason,” then the Company will pay him, within 10 days following the termination of his employment, an amount equal to his annual base salary, and an amount equal to the greater of all cash incentive compensation payable to Mr. Sokolowski on account of the current fiscal year as if he had achieved 100% of all of his targets or goals for that fiscal year, or all cash incentive compensation actually paid to him on account of the immediately preceding fiscal year. Mr. Sokolowski or his family will be eligible for participation under the Company’s benefit plans for a period of 12 months. Any stock options granted to Mr. Sokolowski that remain unvested as of the effective date of his termination shall become fully vested.
Robert J. Brilon
On July 31, 2007, we entered into a severance and release agreement with Robert J. Brilon, our former Chief Executive Officer and Chief Financial Officer. Pursuant to the settlement and release agreement, Mr. Brilon’s employment with us terminated, and he resigned from our Board of Directors effective June 27, 2007.
Pursuant to the settlement and release agreement, Mr. Brilon released us from, among other things, any and all claims or liabilities through July 31, 2007 arising out of Mr. Brilon’s employment agreement and any option agreements with us, Mr. Brilon’s employment with us, or the termination of Mr. Brilon’s employment. In addition, Mr. Brilon released us from claims or charges relating to violations of certain employment laws.

In consideration for the release and in accordance with the provisions of his employment agreement, we paid, or will pay, Mr. Brilon (a) approximately $541,200, which is equal to two times his current gross annual salary as a severance benefit, to be paid to Mr. Brilon over a two-year period in equal installments; (b) approximately $125,500 representing Mr. Brilon’s unpaid accrued vacation benefits; (c) $250,000 representing an agreed upon amount relating to a bonus payment obligation; (d) approximately $6,700 representing one-half of the remaining amount due under the automobile leased by us and Mr. Brilon; and (e) Mr. Brilon’s and his family’s medical and dental insurance premiums to maintain coverage under our company’s group medical and dental insurance plans, only to the extent such premiums are not covered by any subsequent employer during the two-year period following the separation date. In addition, all of Mr. Brilon’s stock options or other rights provided to him under any of our long-term incentive plans immediately vested on the day prior to the effective date of the settlement and release agreement.
Other Benefit Plans and Programs
Executives are eligible to participate in benefit programs designed for all of our company’s full-time employees. These programs include Simple IRA plan, health, dental, life and accidental death, short-term disability, and long-term disability.
Option/SAR Grants
The following table provides information with respect to outstanding equity awards held by our named executive officers at December 31, 2007.
Outstanding Equity Awards at Fiscal Year End

	Number of Securities Underlying			Option	Option
	Unexercised Options (#)			Exercise	Expiration
Name	Exercisable	Unexercisable		Price	Date

Steven P. Hanson	5,000	—	(1)	$2.12	12/1/2014
	10,000	—	(1)	$1.96	3/10/2015
	5,000	—	(1)	$1.55	5/2/2015
	5,000	—	(1)	$3.32	12/1/2015
	5,000	—	(1)	$2.75	5/1/2016
	5,000	—	(1)	$1.74	12/1/2016
	5,000	—	(1)	$0.97	5/1/2017

Ramesh G. Ramchandani	—	100,000	(2)	$1.60	8/31/2017
	30,000	15,000	(3)	$1.65	12/12/2016

Mark R. Sokolowski	—	60,000	(4)	$1.57	10/8/2017

Robert J. Brilon	176,471	—	(1)	$6.38	11/20/2008
	22,000	—	(1)	$6.00	6/8/2010
	25,000	—	(1)	$6.50	5/1/2012
	15,000	—	(1)	$1.06	12/4/2012
	75,000	—	(1)	$2.05	12/1/2013
	50,000	—	(1)	$2.05	12/10/2014
	75,000	—	(1)	$1.58	5/20/2015
	75,000	—	(1)	$3.32	12/1/2015

(1)	Options are fully vested.

(2)
The original option vesting schedule provided for: 33,333 at January 1, 2008 and January 1, 2009, and 33,334 at January 1, 2010. Mr. Ramchandani left the Company in August 2008, and 66,000 options expired before vesting.

(3)
The original option vesting schedule provided for: 15,000 at June 30, 2007, December 31, 2007 and December 31, 2008. Mr. Ramchandani left the Company in August 2008, and 15,000 options expired before vesting.

(4)	Option vesting schedule: 20,000 at April 8, 2008, 2009 and 2010.

Equity Compensation Plan Information
The following table sets forth information with respect to shares of our common stock that may be issued upon the exercise of outstanding warrants as well as outstanding stock options under our 1997 Stock Option Plan, our 1999 Stock Option Plan, our 2000 Stock Option Plan, and our 2005 Stock Award Plan as of December 31, 2007.

(c)
	(a)			Number of Securities
	Number of Securities		(b)	Remaining Available for
	to be Issued Upon		Weighted Average	Future Issuance Under
	Exercise of		Exercise Price of	Equity Compensation
	Outstanding		Outstanding	Plans (Excluding
	Options, Warrants,		Options, Warrants,	Securities Reflected in
Plan Category	and Rights		and Rights	Column (a))
Equity Compensation Plans Approved by Stockholders	1,775,873		$5.73	163,244

Equity Compensation Plans Not Approved by Stockholders	509,091	(1)	$3.64	—

Total	2,284,964		$5.27	163,244

(1)	Represents warrants issued in connection with the December 2005 private placement of 1,272,728 shares.

AUDIT COMMITTEE REPORT
General
Our Board of Directors has appointed an Audit Committee consisting of Messrs. Farfante, Hail, Moya, and Peelle. All of the members of the Audit Committee are “independent” of our company and management, as independence is defined in applicable rules of NASDAQ and the SEC.
In accordance with its written charter adopted by the Board of Directors, the Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing, and financial reporting practices. A copy of the Audit Committee Charter is posted to our website at www.inplaytechnologies.com. During fiscal 2007, the Audit Committee met six times and discussed the interim financial information contained in each quarterly earnings announcement and Annual Report on Form 10-KSB with the Chief Executive Officer/Chief Financial Officer, Vice President, Finance and Administration, and independent registered public accountants prior to public release.
Audit Committee Philosophy and Objectives
In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent registered public accountants a formal written statement describing all relationships between the auditors and us that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” discussed with the registered public accountants any relationships that may impact their objectivity and independence, and satisfied itself as to the registered public accountants’ independence. The Audit Committee also reviewed with management and the independent registered public accountants the quality and adequacy of our internal controls. The Audit Committee discussed with the registered public accountants their audit plans, audit scope, and identification of audit risks.
The Audit Committee discussed and reviewed with the registered public accountants all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards (SAS) No. 61, “Communication With Audit Committees,” as amended by SAS 89 and SAS 90, and Rule 2-07, “Communication with Audit Committees” of Regulation S-X, and, with management present, discussed and reviewed the results of the registered public accountants’ examination of the financial statements.
The Audit Committee reviewed our audited financial statements as of and for the fiscal year ended December 31, 2007 with management and the registered public accountants. Management has the responsibility for the preparation of the financial statements and the registered public accountants have the responsibility for the examination of those statements.
Based on the above-mentioned review and discussions with management and the independent registered public accountants, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 for filing with the SEC. The Audit Committee also recommended the reappointment of the independent registered public accountants. The Board of Directors concurred and has submitted such recommendation to stockholders for ratification.
November 18, 2008

RESPECTFULLY SUBMITTED,
John W. Hail, Chairman
Dino D. Farfante
P. Robert Moya William E. Peelle

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, AND OFFICERS
The following table sets forth, as of November 10, 2008, the number and percentage of outstanding shares of our common stock beneficially owned by (a) each person known by us to beneficially own more than 5% of such stock, (b) each of our directors and nominees for director, (c) each named executive officer of our company, and (d) all directors and executive officers of our company as a group. The address of each officer and director listed below is c/o InPlay Technologies, Inc., 13845 N. Northsight Blvd., Scottsdale, Arizona 85260.
The percentages shown are calculated based upon 11,622,568 shares of common stock outstanding on November 10, 2008. The numbers and percentages shown include the shares of common stock actually owned as of November 10, 2008 and the shares of common stock that the identified person or group had the right to acquire within 60 days of such date. In calculating the percentage of ownership, all shares of common stock that the identified person or group had the right to acquire within 60 days of November 10, 2008 upon the exercise of options are deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of common stock owned by any other person.

Name of Beneficial Owner(1)	Number of Shares		Percentage

Directors and Executive Officers:
John W. Hail	111,477	(2)	*
Steven P. Hanson	107,626	(3)	*
William E. Peelle	106,533	(4)	*
Van H. Potter	85,284
Ramesh Ramchandani	77,333	(5)	*
P. Robert Moya	50,669	(6)	*
Mark R. Sokolowski	20,000	(7)	*
Dino D. Farfante	20,120	(8)	*
Robert J. Brilon	438,497	(9)	3.8%

All directors and officers as a group (nine persons)	1,017,539		8.8%

5% Stockholders:
J. Patterson McBaine	1,667,255	(10)(13)	14.3%
Delphi Corp.	1,651,846	(11)	14.2%
Jon D. Gruber	1,608,855	(12)(13)	13.8%
Gruber & McBaine Capital Management	1,408,805	(13)	12.1%
Anthony J. Van Zeeland	600,000	(14)	5.2%

*	Less than 1.0%

(1)
Except as otherwise indicated, each person named in the table has sole voting and investment power with respect to all shares of common stock beneficially owned by him or her, subject to applicable community property law.

(2)
Includes 3,742 shares owned by TVC, Inc., of which John W. Hail is the majority shareholder, 5,852 shares of fully vested restricted stock and 90,000 shares of common stock issuable upon exercise of stock options.

(3)	Includes 7,626 shares of fully vested restricted stock and 40,000 shares of common stock issuable upon exercise of stock options.

(4)	Includes 5,669 shares of fully vested restricted stock and 90,000 shares of common stock issuable upon exercise of stock options.

(5)	Includes 63,333 shares of common stock issuable upon exercise of stock options.

(6)	Includes 5,669 shares of fully vested restricted stock and 45,000 shares of common stock issuable upon exercise of stock options.

(7)	Includes 20,000 shares of common stock issuable upon exercise of stock options.

(8)	Includes 5,120 shares of fully vested restricted stock and 15,000 shares of common stock issuable upon exercise of stock options.

(9)	Includes 438,497 shares of common stock issuable upon exercise of stock options.

(10)
Includes (a) 800,572 shares of common stock and 18,000 shares of common stock issuable upon exercise of warrants held by Lagunitas Partners LP; (b) 180,000 shares of common stock and 6,000 shares of common stock issuable upon exercise of warrants held by Gruber & McBaine International; (c) 404,233 shares of common stock under management of Gruber & McBaine Capital Management; (d) 225,275 shares of common stock and 2,550 shares of common stock issuable upon exercise of warrants held by J. Patterson McBaine; and (e) 30,625 shares of common stock held by family accounts.

(11)
Information is given in reliance upon information set forth in the named stockholder’s Schedule 13D dated June 23, 2000, as filed with the SEC. The principal business office of Delphi Corporation is located at 5725 Delphi Drive, Troy, Michigan 48098. We and certain of our stockholders have entered into a stockholders’ agreement with Delphi Corp. pursuant to which Delphi has the option to designate one member of our Board of Directors. Delphi’s designee resigned from our Board of Directors during 2003 and Delphi has not designated a new director to fill that vacancy. On or about May 2003, Delphi notified us that our Board of Directors had the right to appoint an independent director in place of Delphi’s designee. In addition, we were a party to a license agreement with Delphi that was terminated during fiscal 2005 and is described under “Certain Relationships and Related Transactions.”

(12)
Includes (a) 800,572 shares of common stock and 18,000 shares of common stock issuable upon exercise of warrants held by Lagunitas Partners LP; (b) 180,000 shares of common stock and 6,000 shares of common stock issuable upon exercise of warrants held by Gruber & McBaine International; (c) 404,233 shares of common stock under management of Gruber & McBaine Capital Management; (d) 145,400 shares of common stock and 2,550 shares of common stock issuable upon exercise of warrants held by Jon D. and Linda W. Gruber Trust; and (e) 52,100 shares of common stock held by family accounts. Jon D. Gruber is the trustee of the Jon D. and Linda W. Gruber Trust and retains voting and dispositive power over the shares held by the trust.

(13)
Includes (a) 800,572 shares of common stock and 18,000 shares of common stock issuable upon exercise of warrants held by Lagunitas Partners LP; (b) 180,000 shares of common stock and 6,000 shares of common stock issuable upon exercise of warrants held by Gruber & McBaine International; and (c) 404,233 shares of common stock under management of Gruber & McBaine Capital Management. Jon D. Gruber and J. Patterson McBaine serve as the managing members of Gruber & McBaine Capital Management (“GMCM”), and retain voting and dispositive power over such shares under the control of GMCM. GMCM serves as the general partner of Lagunitas Partners LP and as the investment advisor for Gruber & McBaine International. The principal business office of Gruber & McBaine Capital Management is located at 50 Osgood Place, San Francisco, California 94133.

(14)
Information is given in reliance upon information provided to us by the named stockholder. The principal address of the named stockholder is c/o InPlay Technologies, 13845 N. Northsight Blvd., Scottsdale, Arizona 85260.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our officers and directors and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
Based solely on the review of the copies of such forms received by us, or written representations from certain reporting persons that no forms were required for such persons, we believe that during the fiscal year ended December 31, 2007 our officers, directors, and greater than 10% beneficial owners have complied with all filing requirements applicable to them.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
In April 2000, we entered into a license agreement with Delphi that gave Delphi the exclusive right to utilize and manufacture our patented switch technologies for the automotive industry. In connection with the license agreement, we also issued to Delphi a warrant to purchase 225,000 shares of our common stock at an exercise price of $7.00 per share, which expired in April 2004, and a short-term option to purchase 1,651,846 shares of common stock at an exercise price of $7.00 per share. In exchange, Delphi paid us a non-refundable payment of $4.0 million and agreed to pay a royalty fee for each switch sold by Delphi. The term of the exclusive license agreement was seven years. The agreement also required Delphi to make minimum royalty payments totaling $12 million during the initial term ending June 30, 2007. The first minimum royalty payments of $1 million and $2 million were received in 2004 and 2005, respectively. During October 2005, in connection with Delphi’s bankruptcy, the license agreement was terminated. We subsequently filed a proof of claim for $9 million, which is equivalent to the unpaid minimum royalty commitment of the exclusive license agreement. In January 2007, we reached a settlement agreement with Delphi in which Delphi agreed to allow a pre-petition general unsecured claim against Delphi Automotive Systems, LLC in the amount of $7.5 million. This agreement was approved by the bankruptcy court in February 2007. In March 2007, we sold our rights to this claim and received a cash payment of approximately $7.5 million.

PROPOSAL NO. 2 – APPROVAL OF THE PROPOSED 2005 STOCK AWARD PLAN AMENDMENTS
Reasons for and Effect of the Proposed Amendment
During March 2005, our Board of Directors adopted the 2005 Stock Award Plan, or “2005 Plan,” which was subsequently approved by our stockholders in May 2005. Stockholders approved an amendment to the plan in May 2007. The 2005 Plan authorizes the Board of Directors or the Compensation Committee of the Board of Directors to grant options or other awards to employees, directors, and independent contractors of our company. The 2005 Plan provides for the issuance of stock awards to purchase up to 1,000,000 shares of our common stock. As of November 10, 2008, (i) there were outstanding issued but unexercised options to purchase 1,804,033 shares of common stock, and (ii) 35,056 shares of restricted stock had been granted. As of November 10, 2008, there were a total of 128,987 shares of common stock available for future grants under the 2005 Plan.
On October 17, 2008, our Board of Directors has approved a proposal to amend the 2005 Plan, subject to stockholder approval, to increase the number of shares reserved for issuance under the 2005 Plan from 1,000,000 to 2,000,000 shares, plus (i) the number of shares with respect to which awards previously granted under our 1997, 1999, and 2000 stock option plans that terminate without the issuance of the shares or where the shares are forfeited or repurchased; (ii) any shares available for grant in the share reserve for the 1997, 1999, and 2000 stock option plans as of the date this proposal is approved by the stockholders; (iii) with respect to awards granted under the plans, the number of shares which are not issued as a result of the award being settled for cash or otherwise not issued in connection with the exercise or payment of the award; and (iv) the number of shares that are surrendered or withheld in payment of exercise price of any award or any tax withholding requirements in connection with any award granted under the existing plans. At that time, our Board of Directors also approved the restatement of the 2005 Plan to incorporate the proposed amendment to the 2005 Plan, which is attached as Appendix B to this proxy statement. The restatement of the 2005 Plan assumes that the amendment to the 2005 Plan has been adopted by the stockholders.
Our Board of Directors believes that the approval of the proposed amendment to the 2005 Plan is necessary to achieve the purposes of the 2005 Plan and to promote the welfare of our company and our stockholders generally. The Board of Directors believes that the proposed amendment to the 2005 Plan will aid our company in attracting and retaining directors, officers, key employees, and consultants and motivating such persons to exert their best efforts on behalf of our company. In addition, we expect that the proposed amendment will further strengthen the identity of interests of the directors, officers, and key employees with that of our stockholders.
Approval of the amendments to the 2005 Plan requires approval by an affirmative vote of a majority of shares of our common stock present in person or by proxy at the meeting and entitled to vote. A general description of the 2005 Plan is set forth below.
Background and Purpose
The terms of the 2005 Plan provide for grants of stock options, stock appreciation rights, restricted stock, deferred stock, bonus stock, dividend equivalents, other stock related awards and performance awards that may be settled in cash, stock, or other property.
The purpose of the 2005 Plan is to assist us in attracting, motivating, retaining, and rewarding high-quality executives and other employees, officers, directors, and consultants by enabling such persons to acquire or increase a proprietary interest in our company in order to strengthen the mutuality of interests between such persons and our stockholders, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of stockholder value.

General Terms of the 2005 Plan; Shares Available for Issuance
The 2005 Plan provides for the grant of awards in the form of incentive stock options (which are called ISOs), nonqualified stock options, stock appreciation rights, shares of restricted common stock, bonus stock in lieu of obligations, or other stock-based awards to employees, directors, and independent contractors who provide valuable services to our company. Assuming that this proposal is approved by our stockholders at the annual meeting, the total number of shares of our common stock that may be subject to awards under the 2005 Plan is equal to 2,000,000 shares plus (i) the number of shares with respect to which awards previously granted under our 1997, 1999, and 2000 stock option plans that terminate without the issuance of the shares or where the shares are forfeited or repurchased; (ii) any shares available for grant in the share reserve for the 1997, 1999, and 2000 stock option plans as of the date this proposal is approved by the stockholders; (iii) with respect to awards granted under the plans, the number of shares which are not issued as a result of the award being settled for cash or otherwise not issued in connection with the exercise or payment of the award; and (iv) the number of shares that are surrendered or withheld in payment of exercise price of any award or any tax withholding requirements in connection with any award granted under the existing plans. The maximum number of shares of common stock covered by awards granted to any individual in any year may not exceed 250,000. If any award previously granted under the 2005 Plan is forfeited, terminated, canceled, surrendered, does not vest, or expires without having been exercised in full, stock not issued under such award will again be available for grant for purposes of the 2005 Plan. If any change is made in the common stock subject to the 2005 Plan, or subject to any award granted under the 2005 Plan (through consolidation, spin-off, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, or otherwise), the 2005 Plan provides that appropriate adjustments will be made as to the aggregate number and type of shares available for awards, the maximum number and type of shares that may be subject to awards to any individual, the number and type of shares covered by each outstanding award, the exercise price, grant price, or purchase price relating to any award, and any other aspect of any award that the Board of Directors or Compensation Committee determines appropriate.
The 2005 Plan provides that it is not intended to be the exclusive means by which we may issue options to acquire our common stock or any other type of award. To the extent permitted by applicable law and the rules and regulations of NASDAQ, we may issue other options, warrants, or awards other than pursuant to the 2005 Plan without stockholder approval.
Limitations on Awards
The 2005 Plan (which is hereinafter referred to as the “plan”) imposes individual limitations on certain awards, in part to comply with Section 162(m) of the Internal Revenue Code (the “Code”). Under these limitations, no more than 250,000 shares of stock may be granted to an individual during any fiscal year pursuant to any awards granted under the plan. The maximum amount that may be earned by any one participant as a performance award or other cash award for a performance period is $1 million. All limitations on the amount of stock to be issued under the plan are subject to adjustment in certain circumstances.
In the event that a dividend or other distribution (whether in cash, shares of our common stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affects our common stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants, the plan administrator is authorized to substitute, exchange, or adjust any or all of (i) the number and kind of shares that may be delivered under the plan, (i) the per person limitations described in the preceding paragraph, and (iii) all outstanding awards, including adjustments to exercise prices of options and other affected terms of awards. The plan administrator is authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations, or accounting principles.
Eligibility
The persons eligible to receive awards under the plan consist of directors, officers, employees, and independent contractors of our company and those of our affiliates. However, incentive stock options may be granted under the plan only to our employees, including officers, and those of our affiliates. An employee on leave of absence may be considered as still in our employ or in the employ of an affiliate for purposes of eligibility under the plan.

Administration
Our Board of Directors administers the plan. However, the Compensation Committee of our Board of Directors administers the plan with respect to our senior officers. Together, our Board of Directors and the Compensation Committee is referred to as the “plan administrator.” The Compensation Committee members must be “non-employee directors” as defined by Rule 16b-3 of the Exchange Act, “outside directors” for purposes of Section 162(m), and independent as defined by NASDAQ or any other national securities exchange on which any of our securities may be listed for trading in the future. Subject to the terms of the plan, the plan administrator is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of our common stock to which awards will relate, specify times at which awards will be exercisable or may be settled (including performance conditions that may be required as a condition thereof), set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the plan, and make all other determinations that may be necessary or advisable for the administration of the plan.
Stock Options and Stock Appreciation Rights
The plan administrator is authorized to grant stock options, including both ISOs and nonqualified stock options. In addition, the plan administrator is authorized to grant stock appreciation rights, which entitle the participant to receive the appreciation in our common stock between the grant date and the exercise date of a stock appreciation right. The plan administrator determines the exercise price per share subject to an option and the grant price of a stock appreciation right. However, the per share exercise price of an ISO and the per share grant price of a stock appreciation right must not be less than the fair market value of a share of our common stock on the grant date and the per share exercise price of an ISO must not be less than 85% of the fair market value of a share of our common stock on the grant date. The plan administrator generally will fix the maximum term of each option or stock appreciation right, the times at which each stock option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised stock options or stock appreciation rights at or following termination of employment or service, except that no stock option or stock appreciation right may have a term exceeding ten years. Stock options may be exercised by payment of the exercise price in cash, shares that have been held for at least six months (or that the plan administrator otherwise determines will not cause us a financial accounting charge), and outstanding awards or other property having a fair market value equal to the exercise price, as the plan administrator may determine from time to time. The plan administrator determines methods of exercise and settlement and other terms of the stock appreciation rights. Stock appreciation rights under the plan may include “limited stock appreciation rights” exercisable for a stated period of time after we experience a change in control or upon the occurrence of some other event specified by the plan administrator, as discussed below.
Restricted and Deferred Stock
The plan administrator is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of our common stock, which may not be sold or disposed of and which may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period specified by the plan administrator. A participant granted restricted stock generally has all of the rights of one of our stockholders, unless otherwise determined by the plan administrator. An award of deferred stock confers upon a participant the right to receive shares of our common stock at the end of a specified deferral period, and may be subject to possible forfeiture of the award in the event of certain terminations of employment or service prior to the end of a specified restricted period. Prior to settlement, an award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.
Dividend Equivalents
The plan administrator is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of our common stock, other awards, or other property equal in value to dividends paid on a specific number of shares of our common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of our common stock, awards, or otherwise as specified by the plan administrator.

Bonus Stock and Awards in Lieu of Cash Obligations
The plan administrator is authorized to grant shares of our common stock as a bonus free of restrictions for services performed for us or to grant shares of our common stock or other awards in lieu of our obligations to pay cash under the plan or other plans or compensatory arrangements, subject to such terms as the plan administrator may specify.
Other Stock-Based Awards
The plan administrator is authorized to grant awards under the plan that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of our common stock. Such awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of our common stock, purchase rights for shares of our common stock, awards with value and payment contingent upon our performance or any other factors designated by the plan administrator, and awards valued by reference to the book value of shares of our common stock or the value of securities of or the performance of specified subsidiaries or business units. The plan administrator determines the terms and conditions of such awards.
Performance Awards
The right of a participant to exercise or receive a grant or settlement of an award, and the timing thereof, may be subject to such performance conditions, including subjective individual goals, as may be specified by the plan administrator. In addition, the plan authorizes specific performance awards, which represent a conditional right to receive cash, shares of our common stock, or other awards upon achievement of certain pre-established performance goals and subjective individual goals during a specified fiscal year. Performance awards granted to persons whom the plan administrator expects will, for the year in which a deduction arises, be “covered employees” (as defined below) will, if and to the extent intended by the plan administrator, be subject to provisions that should qualify such awards as “performance based” compensation not subject to the limitation on tax deductibility by us under Section 162(m). For purposes of Section 162(m), the term “covered employee” means our Chief Executive Officer and our four highest compensated officers as of the end of a taxable year as disclosed in our filings with the SEC. If and to the extent required under Section 162(m), any power or authority relating to a performance award intended to qualify under Section 162(m) is to be exercised by the Compensation Committee, not our Board of Directors.
Subject to the requirements of the plan, the plan administrator will determine performance award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions, and the form of settlement. One or more of the following business criteria based on our consolidated financial statements, and/or those of our affiliates, or for our business units and/or those of our affiliates (except with respect to the total stockholder return and earnings per share criteria), will be used by the plan administrator in establishing performance goals for such performance awards (including for awards designed to comply with the performance-based compensation exception to Section 162(m)): (i) total stockholder return, (ii) total stockholder return compared to total return (on a comparable basis) of a publicly available index; (iii) net income; (iv) pretax earnings; (v) earnings before interest expense, taxes, depreciation, and amortization; (vi) pretax operating earnings after interest expense but before bonuses and extraordinary or special items; (vii) operating margin; (viii) earnings per share; (ix) return on equity; (x) return on capital; (xi) return on investment; (xii) operating earnings; (xiii) working capital or inventory; and (xiv) ratio of debt to stockholders’ equity. In granting performance awards, the plan administrator may establish unfunded award “pools,” the amounts of which will be based upon the achievement of a performance goal or goals based on one or more of certain business criteria described in the plan. During the first 90 days of a performance period, the plan administrator will determine who will potentially receive performance awards for that performance period, either out of the pool or otherwise.
After the end of each performance period, the plan administrator (which will be the Compensation Committee for awards intended to qualify as performance-based for purposes of Section 162(m)) will determine (i) the amount of any pools and the maximum amount of potential performance awards payable to each participant in the pools and (ii) the amount of any other potential performance awards payable to participants in the plan. The plan administrator may, in its discretion, determine that the amount payable as a performance award will be reduced from the amount of any potential award.

Other Terms of Awards
Awards may be settled in the form of cash, shares of our common stock, other awards, or other property in the discretion of the plan administrator. Awards under the plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The plan administrator may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the plan administrator may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains, and losses based on deemed investment of deferred amounts in specified investment vehicles. The plan administrator is authorized to place cash, shares of our common stock, or other property in trusts or make other arrangements to provide for payment of our obligations under the plan. The plan administrator may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of our common stock or other property to be distributed will be withheld (or previously acquired shares of our common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the plan administrator may, in its discretion, permit transfers of nonqualified stock options for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3 under the Exchange Act.
The plan administrator may grant awards in exchange for other awards under the plan or under other of our compensation plans, or other rights to payment from us, and may grant awards in addition to or in tandem with such other awards or rights. In addition, the plan administrator may cancel awards granted under the plan in exchange for a payment of cash or other property. The terms of any exchange of, or purchase of, an award will be determined by the plan administrator in its sole discretion.
Acceleration of Vesting; Change in Control
The plan administrator may, in its discretion, accelerate the vesting, exercisability, lapsing of restrictions, or expiration of deferral of any award, including if we undergo a “change in control” (as defined in the plan). In addition, the plan administrator may provide in an award agreement or employment agreement that the performance goals relating to any performance-based award will be deemed to have been met upon the occurrence of any “change in control.” The plan administrator may, in its discretion and without the consent of the participant, either (i) accelerate the vesting of all awards in full or as to some percentage of the award to a date prior to the effective date of the “change in control,” or (ii) provide for a cash payment in exchange for the termination of an award or any portion of an award where such cash payment is equal to the fair market value of the shares that the participant would receive if the award were fully vested and exercised as of such date, less any applicable exercise price. The plan administrator will determine whether each award is assumed, continued, substituted, or terminated. In connection with a “change in control,” we may assign to the acquiring or successor company any repurchase rights associated with any awards, and the plan administrator may provide that any repurchase rights held by us associated with such awards will lapse in whole or in part contingent upon the “change in control.”
In the event of a “corporate transaction” (as defined in the plan), the acquiror may assume or substitute for each outstanding stock award. If the acquiror does not assume or substitute for an outstanding stock option, such stock option will terminate immediately prior to the close of such corporate transaction to the extent the option is not exercised.
Amendment and Termination
Our Board of Directors may amend, alter, suspend, discontinue, or terminate the plan or the plan administrator’s authority to grant awards without further stockholder approval, except stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of our common stock are then listed or quoted. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although our Board of Directors may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by our Board of Directors, the plan will terminate on the earlier of (i) ten years after its adoption by our Board of Directors or (ii) such time as no shares of our common stock remain available for issuance under the plan and we have no further rights or obligations with respect to outstanding awards under the plan. Amendments to the plan or any award require the consent of the affected participant if the amendment has a material adverse effect on the participant.

Federal Income Tax Consequences of Awards
The information set forth below is a summary only and does not purport to be complete. In addition, the information is based upon current federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.
Nonqualified Stock Options
Generally, there is no taxation upon the grant of a nonqualified stock option. On exercise, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionee is our employee or an employee of an affiliate, that income will be subject to withholding tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionee’s capital gain holding period for those shares will begin on that date.
Subject to the requirement of reasonableness, the provisions of Section 162(m), and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionee.
Incentive Stock Options
The plan provides for the grant of stock options that qualify as “incentive stock options,” which we refer to as ISOs, as defined in Section 422 of the Code. Under the Code, an optionee generally is not subject to ordinary income tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the “Required Holding Period,” the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.
If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a “Disqualifying Disposition,” the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.
Stock Awards
Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income as of the date the recipient receives the award equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.
Subject to the requirement of reasonableness, the provisions of Section 162(m), and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.
Stock Appreciation Rights
We may grant stock appreciation rights separate from any other award, which we refer to as stand-alone stock appreciation rights, or in tandem with options, which we refer to as tandem stock appreciation rights.
With respect to stand-alone stock appreciation rights, if the recipient receives the appreciation inherent in the stock appreciation rights in cash, the cash will be taxable as ordinary income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the stock appreciation rights in shares of stock, the recipient will recognize ordinary income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.
With respect to tandem stock appreciation rights, if the recipient elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the stand-alone stock appreciation rights. If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (as discussed above).
Subject to the requirement of reasonableness, the provisions of Section 162(m), and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.
Dividend Equivalents
Generally, the recipient of a dividend equivalent award will recognize ordinary income at the time the dividend equivalent award is received equal to the fair market value dividend equivalent award received. Subject to the requirement of reasonableness, the provisions of Section 162(m), and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the dividend equivalent.

Section 162 Limitations
Section 162(m) denies a deduction to any publicly-held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to stock awards, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year. For purposes of Section 162(m), the term “covered employee” means our Chief Executive Officer and our four highest compensated officers as of the end of a taxable year as disclosed in our filings with the SEC.
Certain kinds of compensation, including qualified “performance-based” compensation, are disregarded for purposes of the Section 162(m) deduction limitation. In accordance with treasury regulations issued under Section 162(m), compensation attributable to certain stock awards will qualify as performance-based compensation if the award is granted by a committee of the Board of Directors consisting solely of “outside directors” and the stock award is granted (or exercisable) only upon the achievement (as certified in writing by the committee) of an objective performance goal established in writing by the committee while the outcome is substantially uncertain, and the material terms of the plan under which the award is granted is approved by stockholders. A stock option or stock appreciation right may be considered “performance-based” compensation as described in the previous sentence or by meeting the following requirements: the incentive compensation plan contains a per-employee limitation on the number of shares for which stock options and stock appreciation rights may be granted during a specified period, the material terms of the plan are approved by the stockholders, and the exercise price of the option or right is no less than the fair market value of the stock on the date of grant.
The regulations under Section 162(m) require that the directors who serve as members of the committee must be “outside directors.” The plan provides that directors serving on the committee must be “outside directors” within the meaning of Section 162(m). This limitation would exclude from the committee directors who are (i) our current employees or those of one of our affiliates, (ii) our former employees or those of one of our affiliates who are receiving compensation for past services (other than benefits under a tax-qualified pension plan), (iii) our current and former officers or those of one of our affiliates, (iv) directors currently receiving direct or indirect remuneration from us or one of our affiliates in any capacity other than as a director, and (v) any other person who is not otherwise considered an “outside director” for purposes of Section 162(m). The definition of an “outside director” under Section 162(m) is generally narrower than the definition of a “non-employee director” under Rule 16b-3 of the Exchange Act.
Ratification by Stockholders of the Amendments to the 2005 Plan
Approval of the amendments to the 2005 Plan will require the affirmative vote of the holders of a majority of our outstanding shares of common stock present in person or by proxy at the meeting and entitled to vote.
The Board of Directors recommends a vote FOR proposal No. 2

INDEPENDENT PUBLIC ACCOUNTANTS
The firm of Moss Adams LLP has audited the financial statements of our company for the fiscal year ended December 31, 2007. Our Audit Committee has appointed Moss Adams LLP as our independent registered public accountants to audit our consolidated financial statements for the year ending December 31, 2008.
The Board of Directors anticipates that representatives of Moss Adams LLP will attend the meeting, will be afforded an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions. Moss Adams LLP has advised us that neither the firm, nor any member of the firm has any financial interest, direct or indirect, in any capacity in our company.
Effective June 19, 2006, the Audit Committee dismissed Deloitte & Touche LLP as our independent registered public accounting firm. During the fiscal year ended December 31, 2005 and the subsequent interim reporting period from the last audit date of December 31, 2005, through and including the effective termination date of June 19, 2006, there were (i) no disagreements between us and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope, or procedure which disagreements if not resolved to the satisfaction of Deloitte & Touche LLP would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
We provided Deloitte & Touche LLP with a copy of the disclosure related to their dismissal and requested that Deloitte & Touche LLP furnish us with a letter addressed to the SEC stating whether or not it agrees with the statements by us concerning Deloitte & Touche LLP. A copy of such letter provided by Deloitte & Touche LLP is filed as Exhibit 16.1 to the Current Report on Form 8-K filed on June 22, 2006.
On June 19, 2006, we engaged the services of Epstein, Weber & Conover PLC as our independent registered public accountants, replacing Deloitte & Touche LLP. Moss Adams LLP acquired our previous independent registered public accountants, Epstein, Weber & Conover PLC on January 1, 2007. Our Audit Committee accepted the assumption by Moss Adams LLP of our engagement letter with Epstein, Weber & Conover PLC and appointed Moss Adams LLP as our independent registered public accountant.
We provided Epstein, Weber & Conover PLC with a copy of the disclosure related to the assumption of their engagement letter by Moss Adams LLP and requested that Epstein, Weber & Conover PLC furnish us with a letter addressed to the SEC stating whether or not it agrees with the statements by us concerning Epstein, Weber & Conover PLC. A copy of such letter provided by Epstein, Weber & Conover PLC is filed as Exhibit 16.1 to the Current Report on Form 8-K filed on January 22, 2007.
Audit Fees
Moss Adams LLP billed us $153,300, in aggregate, for professional audit services rendered during fiscal years 2007 and 2006. Fees for fiscal 2007 and 2006 consisted of billings for the audit of our consolidated financial statements and the reviews of the interim financial statements included in our quarterly reports.
Audit-Related Fees
During fiscal year 2007 Moss Adams LLP billed us $3,150, in aggregate, for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements that are not reported under Audit Fees above. These services include consultations concerning financial accounting and reporting standards and included professional services related to preparations for compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

Summary of Fees Billed to the Company by Moss Adams LLP

	2007	2006

Audit Fees	$87,770	$65,530
Audit-Related Fees	3,150	—
Tax Fees	—	—
All Other Fees	—	—
Total	90,920	65,530
Audit Committee Pre-Approval Policies
The charter of our Audit Committee provides that the duties and responsibilities of our Audit Committee include the pre-approval of all audit, audit related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by our independent registered public accountant. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Audit Committee. Unless otherwise specified by the Audit Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Audit Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent registered public accountants, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Code and related regulations.
To the extent deemed appropriate, the Audit Committee may delegate pre-approval authority to the Chairman of the Audit Committee or any one or more other members of the Audit Committee provided that any member of the Audit Committee who has exercised any such delegation must report any such pre-approval decision to the Audit Committee at its next scheduled meeting. The Audit Committee will not delegate the pre-approval of services to be performed by the independent registered public accountants to management.
Our Audit Committee requires that our independent registered public accountant, in conjunction with our Chief Financial Officer, be responsible for seeking pre-approval for providing services to us and that any request for pre-approval must inform the Audit Committee about each service to be provided and must provide detail as to the particular service to be provided.
All of the services provided by Moss Adams LLP described above under the captions “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” were approved by our Audit Committee pursuant to our Audit Committee’s pre-approval policies.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS
Stockholder proposals intended to be presented at the 2009 Annual Meeting of Stockholders must be received on or before February 14, 2009, in order for the proposals to be eligible for inclusion in our proxy statement and proxy relating to the meeting. Additionally, if a stockholder wishes to present to us an item for consideration as an agenda item for a meeting without inclusion in the proxy statement, the stockholder must give timely notice to us and give a brief description of the business desired to be discussed. To be timely for the 2009 Annual Meeting, our bylaws require that such notice must have been delivered to or mailed to and received by us no less than 60 and no more than 90 days prior to the 2009 Annual Meeting. If we do not publicly announce our meeting date or give notice of our meeting date at least 70 days before our 2009 Annual Meeting, stockholders may submit items for consideration as agenda items until 5:00 p.m. on the 15th day after the public disclosure or notice. These proposals should be sent to our Corporate Secretary by fax 480.586.3374 or by mail to Corporate Secretary, InPlay Technologies, Inc., 13845 N. Northsight Blvd., Scottsdale, Arizona 85260.
Such proposals may be included in next year’s proxy statement if they comply with certain rules and regulations of the SEC and the procedures set forth in our bylaws.
Pursuant to Rule 14a-4 under the Exchange Act, we intend to retain discretionary authority to vote proxies with respect to stockholder proposals for which the proponent does not seek inclusion of the proposed matter in our proxy statement for the annual meeting to be held during calendar 2009, except in circumstances where we receive notice of the proposed matter no later than March 31, 2009, and the proponent complies with the other requirements set forth in Rule 14a-4.
OTHER MATTERS
We do not know of any other items that will be presented for consideration at the meeting. If any other matters properly come before the meeting, the persons named as proxies in the accompanying proxy, or their substitutes, intend to vote the shares they represent as the Board of Directors may recommend.
Dated: November 18, 2008

Appendix A
INPLAY TECHNOLOGIES, INC. (the “Company”)

AUDIT COMMITTEE CHARTER
Purpose
The purpose of the Audit Committee (the “Committee”) shall be as follows:
1.	To oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.

2.	To provide assistance to the Board of Directors with respect to its oversight of the following:
a)	The integrity of the Company’s financial statements.

b)	The Company’s compliance with legal and regulatory requirements.

c)	The independent auditor’s qualifications and independence.

d)	The performance of the Company’s internal audit function, if any, and independent auditor.
3.	To prepare the report that SEC rules require be included in the Company’s annual proxy statement.
Composition
The Committee shall consist of two or more members of the Board of Directors, each of whom is determined by the Board of Directors to be “independent” under the rules of the NASDAQ Stock Market and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 and each of whom must not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company during the previous three-year period.
Under exceptional and limited circumstances, however, one director who is not independent as defined in the rules and regulations of the NASDAQ Stock Market may serve as a member of the Committee, subject to the following:
•
the director, other than in his or her capacity as a member of the Committee, the Board of Directors, or any other Board committee, does not accept any consulting, advisory, or other compensatory fee from the Company and is not an affiliated person of the Company or any subsidiary of the Company;

•	the director is not a current officer or employee of the Company or a family member of such officer or employee;

•	the Board determines, under exceptional and limited circumstances, that membership by the individual on the Committee is required by the best interests of the Company and its shareholders;

•
the Company discloses in the next annual proxy statement subsequent to such determination (or the Form 10-K if an annual proxy statement is not filed), the nature of the relationship and the reasons for that determination;

•	no such person may serve as the Chairman of the Committee; and

•	no such person may serve on the Committee for more than two years.

No member of the Committee shall receive directly or indirectly any consulting, advisory, or other compensatory fees from the Company other than (1) director’s fees for service as a director of the Company, including reasonable compensation for serving on Board committees and regular benefits that other directors receive; and (2) a pension or similar compensation for past performance, provided that such compensation is not conditioned on continued or future service to the Company. In addition, no member of the Committee may be an affiliate of the Company or any subsidiary of the Company whether by being an officer or owning more than 10 percent of the Company’s voting securities.
Qualifications
All members of the Committee shall be able to read and understand fundamental financial statements (including a company’s balance sheet, income statement, and cash flow statement) and at least one member either must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the member’s financial sophistication (including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities) or be an “audit committee financial expert” under the requirements of the SEC. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or by an outside organization.
Appointment and Removal
The members of the Committee shall be appointed by the Board of Directors. A member shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.
Chairman
Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by the majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.
Delegation to Subcommittees
In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.
Meetings
The Committee shall meet as frequently as circumstances dictate. The Chairman of the Committee or a majority of the members of the Committee may call meetings of the Committee. Any one or more of the members of the Committee may participate in a meeting of the Committee by means of conference call or similar communication device by means of which all persons participating in the meeting can hear each other.
All non-management directors who are not members of the Committee may attend meetings of the Committee, but may not vote. In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate.
As part of its goal to foster open communication, the Committee shall periodically meet separately with each of management, the director of the internal auditing department, if any, and the independent auditor to discuss any matters that the Committee, the independent auditor, or the internal auditor, if any, believe would be appropriate to discuss privately. In addition, the Committee should meet with the independent auditor and management periodically to review the Company’s financial statements in a manner consistent with that outlined in this Charter.

Duties and Responsibilities
The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other duties and responsibilities delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter. The Committee may perform any functions it deems appropriate under applicable law, rules, or regulations, the Company’s by-laws, and the resolutions or other directives of the Board, including review of any certification required to be reviewed in accordance with applicable law or regulations of the SEC.
In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate. In this regard and as it otherwise deems appropriate, the Committee shall have the authority, without seeking Board approval, to engage and obtain advice and assistance from outside legal and other advisors as it deems necessary to carry out its duties. The Committee also shall have the authority to receive appropriate funding, as determined by the Committee, in its capacity as a committee of the Board of Directors, from the Company for the payment of compensation to any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company; to compensate any outside legal or other advisors engaged by the Committee; and to pay the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.
The Committee shall be given full access to the Company’s internal auditor, if any, Board of Directors, corporate executives, and independent auditor as necessary to carry out these responsibilities. While acting within the scope of its stated purpose, the Committee shall have all the authority of the Board of Directors, except as otherwise limited by applicable law.
Notwithstanding the foregoing, the Committee is not responsible for certifying the Company’s financial statements or guaranteeing the independent auditor’s report. The fundamental responsibility for the Company’s financial statements and disclosures rests with management and the independent auditor. It also is the job of the Chief Executive Officer and senior management, rather than that of the Committee, to assess and manage the Company’s exposure to risk.
Documents/Reports Review
1.
Discuss with management and the independent auditor, prior to public dissemination, the Company’s annual audited financial statements and quarterly financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61.

2.
Discuss with management and the independent auditor, prior to the Company’s filing of any quarterly or annual report, (a) whether any significant deficiencies in the design or operation of internal control over financial reporting exist that could adversely affect the Company’s ability to record, process, summarize, and report financial data; (b) the existence of any material weaknesses in the Company’s internal control over financial reporting; and (c) the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting.

3.
Discuss with management and the independent auditor the Company’s earnings press releases (paying particular attention to the use of any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies.

4.
Discuss with management and the independent auditor the Company’s major financial risk exposures, the guidelines and policies by which risk assessment and management is undertaken, and the steps management has taken to monitor and control risk exposure.

Independent Auditors
1.
Appoint, retain, compensate, evaluate, and terminate any accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company and, in its sole authority, approve all audit engagement fees and terms as well as all non-audit engagements with the accounting firm.

2.
Oversee the work of any accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company, including resolving any disagreements between management and the independent auditor regarding financial reporting.

3.
Pre-approve, or adopt procedures to pre-approve, all audit, audit related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by the independent auditor. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Committee. Unless otherwise specified by the Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

4.
To the extent it deems it appropriate, delegate pre-approval authority to the Chairman of the Committee or any one or more other members of the Committee provided that any member of the Committee who has exercised such delegation must report any such pre-approval decisions to the Committee at its next scheduled meeting. The Committee will not delegate the pre-approval of services to be performed by the independent auditor to management.

5.
Require that the independent auditor, in conjunction with the Chief Financial Officer, be responsible for seeking pre-approval for providing services to the Company and that any request for pre-approval must inform the Committee about each service to be provided and must provide detail as to the particular service to be provided.

6.
Inform each accounting firm engaged for the purpose of preparing or issuing an audit report or to perform audit, review, or attest services for the Company that such firm shall report directly to the Committee.

7.	Review, at least annually, the qualifications, performance, and independence of the independent auditor. In conducting its review and evaluation, the Committee should do the following:
a)
At least annually, obtain and review a report by the Company’s independent auditor describing (i) the auditing firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditor and the Company.

b)	Ensure the rotation of the lead (or coordinating) audit partner at least every five years, and consider whether there should be regular rotation of the audit firm itself.

c)
Confirm with the independent auditor that the lead (or coordinating) audit partner, the concurring (or reviewing) audit partner, and each other active audit engagement team partner satisfies the rotation requirements of Rule 2-01(c)(6) of Regulations S-X.

d)	Take into account the opinions of management and the Company’s internal auditors (or other personnel responsible for the internal audit function).
Financial Reporting Process
1.
In consultation with the independent auditor, management, and the internal auditor, if any, review the integrity of the Company’s financial reporting processes, both internal and external. In that connection, the Committee should obtain and discuss with management and the independent auditor reports from management and the independent auditor regarding (a) all critical accounting policies and practices to be used by the Company and the related disclosure of those critical accounting policies under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company’s management, the ramifications of the use of the alternative disclosures and treatments, and the treatment preferred by the independent auditor; (c) all alternative treatments of financial statements within generally accepted accounting principals that have been discussed with the Company’s management, the ramifications of the use of alternative disclosures and treatments, and the treatment preferred by the independent auditor; (d) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; (e) major issues as to the adequacy of the Company’s internal controls and any specific audit steps adopted in light of material control deficiencies; (f) issues with respect to the design and effectiveness of the Company’s disclosure controls and procedures, management’s evaluation of those controls and procedures, and any issues relating to such controls and procedures during the most recent reporting period; (g) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the financial statements of the Company; (h) any significant matters arising from any audit, including audit problems and difficulties, whether raised by management, the internal auditor, if any, and the independent auditor, relating to the Company’s financial statements; and (i) any other material written communications between the independent auditor and the Company’s management, including any “management” letter or schedule of unadjusted differences.

2.	Review periodically the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

3.
Review with the independent auditor any audit problems or difficulties encountered and management’s response thereto. In this regard, the Committee will regularly review with the independent auditor (a) any audit problems or other difficulties encountered by the auditor in the course of the audit work, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management and (b) management’s responses to such matters. Without excluding other possibilities, the Committee may review with the independent auditor (i) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise), (ii) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement, and (iii) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company.

4.
Obtain from the independent auditor assurance that the audit of the Company’s financial statements was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, which sets forth procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934.

5.	Discuss the scope of the annual audit and review the form of the opinion the independent auditor proposes to issue.

6.	Review and discuss with management and the independent auditor the responsibilities, budget, and staffing of the Company’s internal audit function, if any.

Legal Compliance/General
1.	Review periodically, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

2.
Discuss with management and the independent auditor the Company’s guidelines and policies with respect to risk assessment and risk management. The Committee will discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

3.
Set clear hiring policies for employees or former employees of the independent auditor. At a minimum, these policies will provide that any public accounting firm may not provide audit services to the Company if the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller, or any person serving in an equivalent position for the Company was employed by the audit firm and participated in any capacity in the audit of the Company within one year of the initiation of the current audit.

4.
Establish procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

5.
Unless specifically delegated by the Board of Directors to the Compensation Committee of the Board of Directors, review and approve all related party transactions (as specified in Item 404 of Regulation S-K) and review and make recommendations to the full Board of Directors, or approve, any contracts or other transactions with current or former executive officers of the Company, including consulting arrangements, employment agreements, change-in-control agreements, termination arrangements, and loans to employees made or guaranteed by the Company.

6.	Review and reassess the adequacy of this Charter on an annual basis and recommend any changes to the Board of Directors.
Reports
1.	Prepare all reports required to be included in the Company’s proxy statement, pursuant to and in accordance with applicable rules and regulations of the SEC.

2.
Report regularly to the full Board of Directors. In this regard, the Committee will review with the full board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor, and the performance of the internal audit function, if any.

3.
The Committee shall provide such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

4.	Maintain minutes or other records of meetings and activities of the Committee.
Limitation of Audit Committee’s Role
With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company’s financial management, including the internal audit staff, if any, as well as the independent auditor have more time, knowledge, and detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work.
While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor. It also is not the duty of the Committee to conduct investigations or to assure compliance with laws and regulations and the Company’s internal policies and procedures.

Appendix B
InPlay Technologies, Inc.

Amended and Restated
2005 Stock Award Plan
(as of October 17, 2008)

InPlay Technologies, Inc.
Amended and Restated
2005 Stock Award Plan
(as of October 17, 2008)
1. Purpose. The purpose of this Amended and Restated 2005 Stock Award Plan (the “Plan”) is to assist InPlay Technologies, Inc., a Nevada corporation (the “Company”) and its Related Entities in attracting, motivating, retaining, and rewarding high-quality Employees, officers, Directors, and Consultants by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s stockholders, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of stockholder value. The Plan is intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Committee (or any successor committee) of the Board.
2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.
(a) “1997 Plan” means the Company’s 1997 Stock Option Plan.
(b) “1999 Plan” means the Company’s 1999 Stock Option Plan.
(c) “2000 Plan” means the Company’s 2000 Stock Option Plan.
(d) “Applicable Laws” means the requirements relating to the administration of equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, the rules and regulations of any stock exchange upon which the Common Stock is listed, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.
(e) “Award” means any award granted pursuant to the terms of this Plan including, an Option, Stock Appreciation Right, Restricted Stock, Stock Units, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, or Performance Award, together with any other right or interest, granted to a Participant under the Plan.
(f) “Beneficiary” means the person, persons, trust, or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust, or trusts entitled by will or the laws of descent and distribution to receive such benefits.
(g) “Beneficial Owner,” “Beneficially Owning,” and “Beneficial Ownership” shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act and any successor to such Rule.
(h) “Board” means the Company’s Board of Directors.
(i) “Cause” shall, with respect to any Participant, have the equivalent meaning (or the same meaning as “cause” or “for cause”) set forth in any employment agreement between the Participant and the Company or a Related Entity or, in the absence of any such agreement, such term shall mean (i) the failure by the Participant to perform his or her duties as assigned by the Company (or a Related Entity) in a reasonable manner, (ii) any violation or breach by the Participant of his or her employment agreement with the Company (or a Related Entity), if any, (iii) any violation or breach by the Participant of his or her confidential information and invention assignment agreement with the Company (or a Related Entity), if any, (iv) any material violation or breach by the Participant of the Company’s or a Related Entity’s policy for employee conduct, if any, (v) any material act by the Participant of dishonesty or bad faith with respect to the Company (or a Related Entity), or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company as determined by the Board. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(j) “Change in Control” means and shall be deemed to have occurred on the earliest of the following dates:
(i) the date on which any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) obtains “beneficial ownership” (as defined in Rule 13d-3 of the Exchange Act) or a pecuniary interest in more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities (“Voting Stock”);
(ii) the consummation of a merger, consolidation, reorganization, or similar transaction other than a transaction: (1) (a) in which substantially all of the holders of Company’s Voting Stock hold or receive directly or indirectly eighty percent (80%) or more of the voting stock of the resulting entity or a parent company thereof, in substantially the same proportions as their ownership of the Company immediately prior to the transaction; or (2) in which the holders of Company’s capital stock immediately before such transaction will, immediately after such transaction, hold as a group on a fully diluted basis the ability to elect at least a majority of the directors of the surviving corporation (or a parent company);
(iii) there is consummated a sale, lease, exclusive license, or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license, or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an entity, more than eighty percent (80%) of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale, lease, license, or other disposition; or
(iv) individuals who, on the date this Plan is adopted by the Board, are Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Directors; provided, however, that if the appointment or election (or nomination for election) of any new Director was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.
For purposes of determining whether a Change in Control has occurred, a transaction includes all transactions in a series of related transactions, and terms used in this definition but not defined are used as defined in the Plan. The term Change in Control shall not include a sale of assets, merger, or other transaction effected exclusively for the purpose of changing the domicile of the Company.
Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement (it being understood, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply).
(k) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.
(l) “Committee” means a committee designated by the Board to administer the Plan with respect to at least a group of Employees, Directors, or Consultants.
(m) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.
(n) “Continuous Service” means uninterrupted provision of services to the Company as an Employee, a Director, or a Consultant. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, as either an Employee, a Director, or a Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity as either an Employee, a Director, or a Consultant (except as otherwise provided in the Option Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.
(o) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i) a sale, lease, exclusive license, or other disposition of all or substantially all, as determined by the Board in its discretion, of the consolidated assets of the Company and its Subsidiaries;
(ii) a sale or other disposition of more than twenty percent (20%) of the outstanding securities of the Company; or
(iii) a merger, consolidation, reorganization, or similar transaction, whether or not the Company is the surviving corporation.

(p) “Covered Employee” means an Eligible Person who is a Covered Employee as specified in Section 7(d) of the Plan.
(q) “Director” means a member of the Board or the board of directors of any Related Entity.
(r) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.
(s) “Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.
(t) “Effective Date” means the effective date of this Plan, which shall be the date this Plan is adopted by the Board, subject to the approval of the stockholders of the Company.
(u) “Eligible Person” means all Employees (including officers), Directors, and Consultants of the Company or of any Related Entity. The foregoing notwithstanding, only employees of the Company, the Parent, or any Subsidiary shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.
(v) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The Payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.
(w) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.
(x) “Executive Officer” means an executive officer of the Company as defined under the Exchange Act.
(y) “Fair Market Value” means the fair market value of Stock, Awards, or other property as determined by the Plan Administrator, or under procedures established by the Plan Administrator. Unless otherwise determined by the Plan Administrator, the Fair Market Value of Stock as of any given date, after which the Stock is publicly traded on a stock exchange or market, shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.
(z) “Good Reason” shall, with respect to any Participant, have the equivalent meaning (or the same meaning as “good reason” or “for good reason”) set forth in any employment agreement between the Participant and the Company or a Related Entity or, in the absence of any such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any respect with the Participant’s position (including status, offices, titles, and reporting requirements), authority, duties, or responsibilities as assigned by the Company (or a Related Entity), or any other action by the Company (or a Related Entity) which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial, and inadvertent action not taken in bad faith and which is remedied by the Company (or a Related Entity) promptly after receipt of notice thereof given by the Participant; (ii) any failure by the Company (or a Related Entity) to comply with its obligations to the Participant as agreed upon, other than an isolated, insubstantial, and inadvertent failure not occurring in bad faith and which is remedied by the Company (or a Related Entity) promptly after receipt of notice thereof given by the Participant; (iii) the Company’s (or Related Entity’s) requiring the Participant to be based at any office or location more than fifty miles from the location of employment as of the date of Award, except for travel reasonably required in the performance of the Participant’s responsibilities; (iv) any purported termination by the Company (or a Related Entity) of the Participant’s Continuous Service otherwise than for Cause as defined in Section 2(f), or by reason of the Participant’s Disability as defined in Section 2(o), prior to the Expiration Date; or (v) any reduction in the Participant’s base salary.
(aa) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.
(bb) “Non-Employee Director” means a Director of the Company who is not an Employee.

(cc) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.
(dd) “Other Stock-Based Awards” means Awards granted to a Participant pursuant to Section 6(h) hereof.
(ee) “Parent” means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50 percent or more of the combined voting power of all classes of stock in one of the other corporations in the chain.
(ff) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.
(gg) “Performance Award” means a right, granted to an Eligible Person under Section 7 hereof, to receive Awards based upon performance criteria specified by the Plan Administrator.
(hh) “Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 12(d) thereof.
(ii) “Plan Administrator” means the Board or any Committee delegated by the Board to administer the Plan.
(jj) “Related Entity” means any Parent, Subsidiary, and any business, corporation, partnership, limited liability company, or other entity in which the Company, a Parent, or a Subsidiary, directly or indirectly, holds a substantial ownership interest.
(kk) “Restricted Stock” means Stock granted to a Participant under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.
(ll) “Rule 16b-3” and “Rule 16a-1(c)(3)” means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.
(mm) “Shares” means the shares of the Company’s Common Stock, and the shares of such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 10(c) hereof.
(nn) “Stock” means the Company’s Common Stock, and such other securities as may be substituted (or resubstituted) for the Company’s Common Stock pursuant to Section 10(c) hereof.
(oo) “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 6(c) hereof.
(pp) “Stock Unit” means a right, granted to a Participant pursuant to Section 6(e) hereof, to receive Shares, cash or a combination thereof at the end of a specified period of time.
(qq) “Subsidiary” means any corporation (other than the Company), whether now or hereafter existing, in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
3. Administration.
(a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3(c).
(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i) To determine from time to time which of the persons eligible under the Plan shall be granted Awards; when and how each Award shall be granted; what type or combination of types of Award shall be granted; the provisions of each Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Shares pursuant to an Award; and the number of Shares with respect to which an Award shall be granted to each such person.
(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend, and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission, or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To amend the Plan or an Award as provided in Section 10(e).
(iv) To terminate or suspend the Plan as provided in Section 10(e).
(v) To effect, at any time and from time to time, with the consent of any adversely affected Participant, (1) the reduction of the exercise price of any outstanding Award under the Plan, if any, (2) the cancellation of any outstanding Award and the grant in substitution therefor of (A) a new Award under the Plan or another equity plan of the Company covering the same or a different number of Shares, (B) cash and/or (C) other valuable consideration (as determined by the Board, in its sole discretion), or (3) any other action that is treated as a repricing under generally accepted accounting principles.
(vi) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.
(c) Delegation to Committee.
(i) General. The Board may delegate administration of the Plan to a Committee or Committees of two (2) or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.
(ii) Section 162(m) and Rule 16b-3 Compliance. In the discretion of the Board, the Committee may consist solely of two or more “Outside Directors”, in accordance with Section 162(m) of the Code, and/or solely of two or more “Non-Employee Directors”, in accordance with Rule 16b-3. In addition, the Board or the Committee may delegate to a committee of two or more members of the Board the authority to grant Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award, (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, or (c) not then subject to Section 16 of the Exchange Act.
(d) Effect of Board’s Decision. All determinations, interpretations, and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding, and conclusive on all persons.
(e) Arbitration. Any dispute or claim concerning any Award granted (or not granted) pursuant to the Plan or any disputes or claims relating to or arising out of the Plan shall be fully, finally, and exclusively resolved by binding and confidential arbitration conducted pursuant to the rules of Judicial Arbitration and Mediation Services, Inc. (“JAMS”) in Phoenix, Arizona. The Company shall pay all arbitration fees. In addition to any other relief, the arbitrator may award to the prevailing party recovery of its attorneys’ fees and costs. By accepting an Award, the Participant and the Company waive their respective rights to have any such disputes or claims tried by a judge or jury.
(f) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Plan Administrator, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.
4. Stock Subject to Plan.
(a) Limitation on Overall Number of Shares Subject to Awards. Subject to adjustment as provided in Section 10(c) hereof, the total number of Shares reserved and available for delivery in connection with Awards under the Plan shall be 2,000,000 Shares. In addition, as of the date amendments to this Plan are first approved by the stockholders during the Company’s Annual Meeting of Stockholders during 2008, any shares available in the reserve of the 1997 Plan, the 1999 Plan, and the 2000 Plan shall be added to the Plan share reserve and be available for issuance under the Plan. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b) Availability of Shares Not Delivered under Awards.
(i) If any Shares subject to an Award or subject to an award under the 1997 Plan, the 1999 Plan, or the 2000 Plan are forfeited, expire, or otherwise terminate without issuance of such Shares, or any Award or award under the 1997 Plan, the 1999 Plan, or the 2000 Plan is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award or award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement, or non-issuance, again be available for Awards under the Plan, subject to Section 4(b)(iv) below.
(ii) If any Shares issued pursuant to an Award or an award under the 1997 Plan, the 1999 Plan, or the 2000 Plan are forfeited back to or repurchased by the Company, including, but not limited to, any repurchase or forfeiture caused by the failure to meet a contingency or condition required for the vesting of such shares, then the Shares not acquired under such Award or award under the 1997 Plan, the 1999 Plan, or the 2000 Plan shall revert to and again become available for issuance under the Plan, subject to Section 4(b)(iv) below.
(iii) In the event that any Option or other Award granted hereunder or any award under the 1997 Plan, the 1999 Plan, or the 2000 Plan is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such Option, other Award, or other award under the 1997 Plan, the 1999 Plan, or the 2000 Plan are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan, subject to Section 4(b)(iv) below.
(iv) Notwithstanding anything in this Section 4(b) to the contrary and solely for purposes of determining whether Shares are available for the grant of Incentive Stock Options, the maximum aggregate number of shares that may be granted under this Plan shall be determined without regard to any Shares restored pursuant to this Section 4(b) that, if taken into account, would cause the Plan, for purposes of the grant of Incentive Stock Options, to fail the requirement under Code Section 422 that the Plan designate a maximum aggregate number of shares that may be issued.
(c) Application of Limitations. The limitation contained in this Section 4 shall apply not only to Awards that are settled by the delivery of Shares but also to Awards relating to Shares but settled only in cash (such as cash-only Stock Appreciation Rights). The Plan Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of shares previously counted in connection with an Award.
5. Eligibility; Per-Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted an Award under which more than 250,000 Shares could be received by the Participant, subject to adjustment as provided in Section 10(c). In addition, the maximum amount that may be earned as a Performance Award (payable in cash) or other Award (payable or settled in cash) for a performance period by any one Participant shall be $1,000,000.
6. Terms of Awards.
(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Plan Administrator may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Plan Administrator shall determine, including terms requiring forfeiture of Awards in the event of termination of Continuous Service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Plan Administrator shall retain full power and discretion to accelerate, waive, or modify, at any time, any term or condition of an Award that is not mandatory under the Plan.
(b) Options. The Plan Administrator is authorized to grant Options to Participants on the following terms and conditions:
(i) Stock Option Agreement. Each grant of an Option shall be evidenced by a Stock Option Agreement. Such Stock Option Agreement shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Plan Administrator deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

(ii) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 10(c) hereof. The Stock Option Agreement shall also specify whether the Stock Option is an Incentive Stock Option or a Non-Qualified Stock Option.
(iii) Exercise Price.
(A) In General. Each Stock Option Agreement shall state the price at which Shares subject to the Option may be purchased (the “Exercise Price”), which shall be, with respect to Incentive Stock Options, not less than 100% of the Fair Market Value of the Stock on the date of grant. In the case of Non-Qualified Stock Options, the Exercise Price shall be determined in the sole discretion of the Plan Administrator.
(B) Ten Percent Stockholder. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Related Entity, any Incentive Stock Option granted to such Participant must have an Exercise Price per share of at least 110% of the Fair Market Value of a share of Stock on the date of grant.
(iv) Time and Method of Exercise. The Plan Administrator shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements). The Plan Administrator may also determine the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions. The Board or the Committee may determine the methods by which such exercise price may be paid or deemed to be paid (including, in the discretion of the Plan Administrator, a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.
(v) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Rights in tandem therewith) shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has consented in writing to the change that will result in such disqualification. If and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:
(1) the Option shall not be exercisable more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and
(2) If the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company, its Parent or any Subsidiary are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then such Participant’s Incentive Stock Option(s) or portions thereof that exceed such $100,000 limit shall be treated as Nonstatutory Stock Options (in the reverse order in which they were granted, so that the last Incentive Stock Option will be the first treated as a Nonstatutory Stock Option). This paragraph shall only apply to the extent such limitation is applicable under the Code at the time of the grant.
(vi) Repurchase Rights. The Committee and the Board shall have the discretion to grant Options that are exercisable for unvested shares of Common Stock. Should the Participant’s Continuous Service cease while holding such unvested shares, the Company shall have the right to repurchase any or all of those unvested shares, at either (a) the exercise price paid per share, (b) the fair market value, or (c) the lower of the exercise price paid per share and the fair market value. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

(c) Stock Appreciation Rights. The Plan Administrator is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:
(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of stock on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Plan Administrator.
(ii) Other Terms. The Plan Administrator shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right. Stock Appreciation Rights may be either freestanding or in tandem with other Awards.
(d) Restricted Stock. The Plan Administrator is authorized to grant Restricted Stock to Participants on the following terms and conditions:
(i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture, and other restrictions, if any, as the Plan Administrator may impose, or as otherwise provided in this Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Plan Administrator may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Plan Administrator). During the restricted period applicable to the Restricted Stock, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined, or otherwise encumbered by the Participant.
(ii) Forfeiture. Except as otherwise determined by the Plan Administrator at the time of the Award, upon termination of a Participant’s Continuous Service during the applicable restriction period, the Participant’s Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Plan Administrator may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Plan Administrator may in other cases waive in whole or in part the forfeiture of Restricted Stock.
(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Plan Administrator shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Plan Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, that the certificates be kept with an escrow agent and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.
(iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Plan Administrator may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Plan Administrator, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.
(e) Stock Units. The Plan Administrator is authorized to grant Stock Units to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified time period, subject to the following terms and conditions:
(i) Award and Restrictions. Satisfaction of an Award of Stock Units shall occur upon expiration of the time period specified for such Stock Units by the Plan Administrator (or, if permitted by the Plan Administrator, as elected by the Participant). In addition, Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Plan Administrator may impose, if any, which restrictions may lapse at the expiration of the time period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Plan Administrator may determine. Stock Units may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of Shares covered by the Stock Units, or a combination thereof, as determined by the Plan Administrator at the date of grant or thereafter. Prior to satisfaction of an Award of Stock Units, an Award of Stock Units carries no voting or dividend or other rights associated with share ownership.

(ii) Forfeiture. Except as otherwise determined by the Plan Administrator, upon termination of a Participant’s Continuous Service during the applicable time period thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Stock Units), the Participant’s Stock Units (other than those Stock Units subject to deferral at the election of the Participant) shall be forfeited; provided that the Plan Administrator may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Stock Units shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Plan Administrator may in other cases waive in whole or in part the forfeiture of Stock Units.
(iii) Dividend Equivalents. Unless otherwise determined by the Plan Administrator at date of grant, any Dividend Equivalents that are granted with respect to any Award of Stock Units shall be either (A) paid with respect to such Stock Units at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Stock Units and the amount or value thereof automatically deemed reinvested in additional Stock Units, other Awards or other investment vehicles, as the Plan Administrator shall determine or permit the Participant to elect.
(f) Bonus Stock and Awards in Lieu of Obligations. The Plan Administrator is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Plan Administrator.
(g) Dividend Equivalents. The Plan Administrator is authorized to grant Dividend Equivalents to a Participant entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Plan Administrator may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Plan Administrator may specify.
(h) Other Stock-Based Awards. The Plan Administrator is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Plan Administrator to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Plan Administrator, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Related Entities or business units. The Plan Administrator shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration (including without limitation loans from the Company or a Related Entity), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Plan Administrator shall determine. The Plan Administrator shall have the discretion to grant such other Awards which are exercisable for unvested shares of Common Stock. Should the Participant’s Continuous Service cease while holding such unvested shares, the Company shall have the right to repurchase, at a price determined by the Administrator at the time of grant, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).
7. Performance Awards.
(a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Plan Administrator. The Plan Administrator may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Section 7(b) hereof in the case of a Performance Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award intended to qualify under Code Section 162(m), shall be exercised by the Committee as the Plan Administrator and not the Board.
(b) Performance Awards Granted to Designated Covered Employees. If and to the extent that the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise, and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 7(b).

(i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 7(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised, and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise, and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.
(ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or specified Related Entities or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation, and amortization; (6) pretax operating earnings after interest expense and before bonuses and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) working capital or inventory; and (14) ratio of debt to stockholders’ equity.
(iii) Performance Period; Timing For Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten (10) years, as specified by the Committee. Performance goals shall be established not later than ninety (90) days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).
(iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 7(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.
(v) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of Continuous Service by the Participant prior to the end of a performance period or settlement of Performance Awards.
(c) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 7(b), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards if and to the extent required to comply with Code Section 162(m).
(d) Status of Performance Awards Under Code Section 162(m). It is the intent of the Company that Performance Awards under this Section 7 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 7(b), (c) and (d), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

8. Certain Provisions Applicable to Awards or Sales.
(a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Plan Administrator, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Plan Administrator shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity.
(b) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Plan Administrator shall determine, including, without limitation, cash, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Plan Administrator or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Plan Administrator (subject to Section 10(g) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Plan Administrator. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.
(c) Exemptions from Section 16(b) Liability. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to Section 16 of the Exchange Act is subject to liability under Section 16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b).
9. Change in Control; Corporate Transaction.
(a) Change in Control.
(i) The Plan Administrator may, in its discretion, accelerate the vesting, exercisability, lapsing of restrictions, or expiration of deferral of any Award, including upon the occurrence of a Change in Control. In addition, the Plan Administrator may provide in an Award agreement that the performance goals relating to any Performance Award will be deemed to have been met upon the occurrence of any Change in Control.
(ii) In addition to the terms of Section 9(a)(i) above, the effect of a “Change in Control,” may be provided (1) in an employment, compensation, or severance agreement, if any, between the Company or any Related Entity and the Participant, relating to the Participant’s employment, compensation, or severance with or from the Company or such Related Entity, or (2) in the agreement evidencing the Award.
(b) Corporate Transactions. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation may either (i) assume or continue any or all Awards outstanding under the Plan, or (ii) substitute similar stock awards for outstanding Awards (it being understood that similar awards include, but are not limited to, awards to acquire the same consideration paid to the stockholders or the Company, as the case may be, pursuant to the Corporate Transaction). In the event that any surviving corporation or acquiring corporation does not assume or continue any or all such outstanding Awards or substitute similar stock awards for such outstanding Awards, then with respect to Awards that have been not assumed, continued, or substituted, then such Awards shall terminate if not exercised (if applicable) at or prior to such effective time (contingent upon the effectiveness of the Corporate Transaction). The Administrator, in its discretion and without the consent of any Participant, may (but is not obligated to) either (i) accelerate the vesting of all Awards (and, if applicable, the time at which such Awards may be exercised) in full or as to some percentage of the Award to a date prior to the effective time of such Corporate Transaction as the Administrator shall determine (contingent upon the effectiveness of each Corporate Transaction) or (ii) provide for a cash payment in exchange for the termination of an Award or any portion thereof where such cash payment is equal to the Fair Market Value of the Shares that the Participant would receive if the Award were fully vested and exercised (if applicable) as of such date (less any applicable exercise price). The Administrator, in its sole discretion, shall determine whether each Award is assumed, continued, substituted, or terminated.

With respect to Restricted Stock and any other Award granted under the Plan that the Company has any reacquisition or repurchase rights, the reacquisition or repurchase rights for such Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company) in connection with such Corporate Transaction. In addition, the Administrator, in its discretion, may (but is not obligated to) provide that any reacquisition or repurchase rights held by the Company with respect to such Awards shall lapse in whole or in part (contingent upon the effectiveness of the Corporate Transaction).
(c) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to the completion of such dissolution or liquidation, and shares of Common Stock subject to the Company’s repurchase option may be repurchased by the Company notwithstanding the fact that the holder of such stock is still in Continuous Service.
10. General Provisions.
(a) Compliance With Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Plan Administrator, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule, or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Plan Administrator, may consider appropriate, and may require any Participant to make such representations, furnish such information, and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery, or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.
(b) Limits on Transferability; Beneficiaries.
(i) General. Except as provided in the Award agreement, a Participant may not assign, sell, transfer, or otherwise encumber or subject to any lien any Award or other right or interest granted under this Plan, in whole or in part, other than by will or by operation of the laws of descent and distribution, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative.
(ii) Permitted Transfer of Option. The Plan Administrator, in its sole discretion, may permit the transfer of an Option (but not an Incentive Stock Option, or any other right to purchase Stock other than an Option) as follows: (A) by gift to a member of the Participant’s Immediate Family or (B) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the Participant. For purposes of this Section 10(b)(ii), “Immediate Family” shall mean the Participant’s spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships. If a determination is made by counsel for the Company that the restrictions contained in this Section 10(b)(ii) are not required by applicable federal or state securities laws under the circumstances, then the Committee or Board, in its sole discretion, may permit the transfer of Awards (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) to one or more Beneficiaries or other transferees during the lifetime of the Participant, which may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent permitted by the Plan Administrator pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Plan Administrator may impose thereon, and further subject to any prohibitions and restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Plan Administrator, and to any additional terms and conditions deemed necessary or appropriate by the Plan Administrator.
(c) Adjustments.
(i) Adjustments to Awards. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution, or other similar corporate transaction or event affects the Stock and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Plan Administrator to be appropriate, then the Plan Administrator shall, in such manner as it may deem equitable, substitute, exchange, or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 5 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price, or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Plan Administrator determines to be appropriate.

(ii) Other Adjustments. The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals and performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates, and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, Stock Appreciation Rights, Performance Awards granted under Section 7(b) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.
(d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Plan Administrator may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.
(e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of stockholders or Participants. Any amendment or alteration to the Plan shall be subject to the approval of the Company’s stockholders if such stockholder approval is deemed necessary and advisable by the Board. However, without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuance, or termination of the Plan may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Plan Administrator may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such action may materially and adversely affect the rights of such Participant under such Award.
(f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred Shares in accordance with the terms of an Award.
(g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligations to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Plan Administrator may specify and in accordance with applicable law.
(h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

(i) Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Plan Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
(j) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the state of Arizona without giving effect to principles of conflicts of laws, and applicable federal law.
(k) Plan Effective Date and Stockholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval within twelve (12) months of its adoption by the Board by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable Nasdaq requirements, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event stockholder approval is not obtained. The Plan shall terminate no later than ten (10) years from the date of the later of (x) the Effective Date and (y) the date an increase in the number of shares reserved for issuance under the Plan is approved by the Board (so long as such increase is also approved by the stockholders).

INPLAY TECHNOLOGIES, INC.
13845 NORTH NORTHSIGHT BLVD.
SCOTTSDALE, AZ 85260

INPLAY TECHNOLOGIES, INC.
Annual Meeting of Stockholders – December 19, 2008
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned stockholder(s) of InPlay Technologies, Inc. (the “Company”) hereby appoints Van H. Potter and Mark R. Sokolowski, and each of them, as proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2008 Annual Meeting of Stockholders of the Company to be held on December 19, 2008, at 10:30 a.m., local time, at the Company’s offices, 13845 N. Northsight Blvd., Scottsdale, AZ 85260, and at any adjournment or adjournments thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side of this proxy card.
PLEASE FILL IN, DATE, SIGN, AND MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE.
(Continued, and to be signed and dated, on the reverse side.)

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INPLAY TECHNOLOGIES, INC.
Vote On Directors

1.	ELECTION OF DIRECTORS
	Nominees: 01) Dino D. Farfante 02) P. Robert Moya	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s number on the line below.

Vote On Proposals		For	Against	Abstain

2.	PROPOSAL TO APPROVE THE 2005 STOCK AWARD PLAN AMENDMENTS	☐	☐	☐

3.	DISCRETION FOR OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTOR, FOR THE APPROVAL OF THE AMENDMENTS TO OUR 2005 STOCK AWARD PLAN, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

A majority of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

Please sign your name as it appears on the stock certificates. When signing as an executor, administrator, trustee, guardian or attorney, please give full title as such. All joint owners should sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date